UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02145

LORD ABBETT BOND-DEBENTURE FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973
(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.
Vice President and Assistant Secretary
Member, Chief Legal Officer of Lord, Abbett & Co. LLC
90 Hudson Street, Jersey City, New Jersey 07302-3973
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2023

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Bond Debenture Fund

For the fiscal year ended December 31, 2023

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

46	Statement of Assets and Liabilities

48	Statement of Operations

49	Statements of Changes in Net Assets

50	Financial Highlights

54	Notes to Financial Statements

73	Report of Independent Registered Public Accounting Firm

74	Supplemental Information to Shareholders

Lord Abbett Bond Debenture Fund
Annual Report

For the fiscal year ended December 31, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Bond Debenture Fund for the fiscal year ended December 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2023, the Fund returned 6.85%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,* which returned 5.53% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (the “Fed”) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

The dovish pivot by the Fed in December hinted at a potential policy easing, contributing to the market’s positive momentum and a fall in bond yields. A combination of additional factors also contributed to this positive market environment: a decline in core personal consumption expenditures (PCE) inflation, favorable Treasury refunding announcements, strong consumer resilience, and stable earnings expectations. These elements, along with a shift in market sentiment and positioning, buoyed by seasonality and increased corporate buybacks, culminated in a bullish sentiment across the equity markets.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 moved lower from 4.42% to 4.25%, while the 10-year Treasury yield1 ended the year unchanged at 3.88%. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index* returned 5.53%, while high yield bonds2 outperformed investment grade corporate bonds3 (13.55% vs 8.52%, respectively), partially due to the higher yield and lower duration of the high yield market.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. Notably, the Fund’s allocation to high yield credit ultimately contributed to relative performance. This allocation outperformed the index due to a combination of tighter spreads and higher carry earned over the period. This is in contrast to the benchmark, where performance is primarily interest rate driven and offers lower yields compared to high yield credit. The Fund’s overweight to and security selection within investment grade credit also contributed to relative performance, led by the allocation to BBB credit which outperformed higher rated tiers given the greater sensitivity to movement in credit spreads. Security selection within Sovereigns was also a contributor to relative performance. The Fund was overweight countries in the Latin America region that outperformed.

Several allocations detracted from relative performance over the period, one of which was U.S. equities. While equity markets were generally positive as measured by the S&P 500, the Fund held positions in growth companies that came under pressure amid higher interest rates. Security selection with commercial mortgage-backed securities also detracted from relative performance. These were positions that underperformed due primarily to idiosyncratic reasons. Selection within agency MBS also dragged on relative performance. The Fund favored shorter duration MBS heading into the latter half of the period, which underperformed longer duration MBS given the rally in bond yields during the fourth quarter.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*

The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

1

Factset.

2

As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2023.

3

As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2023.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2023

	1 Year	5 Years	10 Years	Life of Class
Class A3	4.46%	2.82%	3.36%	–
Class C4	5.19%	2.63%	2.95%	–
Class F5	6.96%	3.41%	3.70%	–
Class F3[6]	7.02%	3.56%	–	3.04%
Class I5	7.08%	3.51%	3.80%	–
Class P5	6.56%	3.02%	3.43%	–
Class R2[5]	6.43%	2.87%	3.20%	–
Class R3[5]	6.54%	3.00%	3.30%	–
Class R4[7]	6.80%	3.23%	–	3.30%
Class R5[7]	7.07%	3.51%	–	3.58%
Class R6[7]	7.17%	3.56%	–	3.63%

Reflects the deduction of the maximum initial sales charge of 2.25%.

Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2023 is calculated using the SEC-required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 through December 31, 2023).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/23 – 12/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/23	12/31/23	7/1/23 - 12/31/23
Class A
Actual	$1,000.00	$1,048.50	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08
Class C
Actual	$1,000.00	$1,045.20	$7.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.22
Class F
Actual	$1,000.00	$1,049.10	$3.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57
Class F3
Actual	$1,000.00	$1,048.70	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.74	$2.50
Class I
Actual	$1,000.00	$1,048.20	$3.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class P
Actual	$1,000.00	$1,045.30	$5.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35
Class R2
Actual	$1,000.00	$1,044.90	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11
Class R3
Actual	$1,000.00	$1,047.00	$5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60
Class R4
Actual	$1,000.00	$1,046.80	$4.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33
Class R5
Actual	$1,000.00	$1,048.10	$3.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06
Class R6
Actual	$1,000.00	$1,048.70	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.74	$2.50

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.80% for Class A, 1.42% for Class C, 0.70% for Class F, 0.49% for Class F3, 0.60% for Class I, 1.05% for Class P, 1.20% for Class R2, 1.10% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.49% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2023

Sector*	%**
Asset-Backed Securities	4.17%
Basic Materials	3.88%
Communications	5.41%
Consumer Discretionary	0.89%
Consumer Staples	0.24%
Consumer Cyclical	11.42%
Consumer Non-Cyclical	8.23%
Diversified	0.10%
Energy	13.40%
Financials	10.54%
Foreign Government	4.65%
Health Care	0.10%
Industrials	8.80%
Information Technology	1.35%
Mortgage-Backed Securities	4.72%
Municipal	0.33%
Real Estate	0.33%
Technology	4.22%
U.S. Government	11.99%
Utilities	4.80%
Repurchase Agreements	0.39%
Money Market Funds(a)	0.04%
Time Deposits(a)	0.00%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 111.29%

ASSET-BACKED SECURITIES 4.66%

Automobiles 1.23%
Carvana Auto Receivables Trust Series NP1 2020-N1A Class E†	5.20%		7/15/2027	$5,750,000	$5,607,979
Credit Acceptance Auto Loan Trust Series 2023-3A Class A†	6.39%		8/15/2033	18,635,000	18,910,599
Exeter Automobile Receivables Trust Series 2023-5A Class B	6.58%		4/17/2028	34,855,000	35,321,795
Flagship Credit Auto Trust Series 2023-1 Class B†	5.05%		1/18/2028	8,575,000	8,492,296
Flagship Credit Auto Trust Series 2023-1 Class C†	5.43%		5/15/2029	9,487,000	9,356,536
Ford Credit Auto Lease Trust Series 2023-A Class B	5.29%		6/15/2026	22,610,000	22,531,331
Ford Credit Auto Lease Trust Series 2023-A Class C	5.54%		12/15/2026	26,790,000	26,629,718
Santander Drive Auto Receivables Trust Series 2023-1 Class C	5.09%		5/15/2030	33,530,000	33,286,502
Santander Drive Auto Receivables Trust Series 2023-3 Class C	5.77%		11/15/2030	37,765,000	38,284,420
Westlake Automobile Receivables Trust Series 2021-1A Class F†	3.91%		9/15/2027	58,047,000	56,505,968
Total					254,927,144

Credit Card 0.12%
Genesis Sales Finance Master Trust Series 2021-AA Class A†	1.20%		12/21/2026	24,892,000	23,817,957

Other 3.27%
Affirm Asset Securitization Trust Series 2023-A Class 1A†	6.61%		1/18/2028	62,405,000	62,786,969
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	32,960,000	33,474,572
AGL CLO Ltd. Series 2023-28A Class D†	10.153% (3 mo. USD Term SOFR + 4.85%	)#	1/21/2037	15,220,000	15,296,100
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL2 Class A†	7.212% (1 mo. USD Term SOFR + 1.85%	)#	5/15/2037	28,620,000	28,255,619
Avant Loans Funding Trust Series 2021-REV1 Class A†	1.21%		7/15/2030	7,965,824	7,909,612
Ballyrock CLO Ltd. Series 2019-1A Class A1R†	6.686% (3 mo. USD Term SOFR + 1.29%	)#	7/15/2032	9,300,000	9,278,173
Ballyrock CLO Ltd. Series 2022-20A Class BR†	7.994% (3 mo. USD Term SOFR + 2.60%	)#	7/15/2034	9,050,000	9,087,940

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Ballyrock CLO Ltd. Series 2023-25A Class C†	10.024% (3 mo. USD Term SOFR + 4.70%	)#	1/25/2036	$9,980,000	$9,979,378
Carlyle U.S. CLO Ltd. Series 2023-4A Class C†	8.174% (3 mo. USD Term SOFR + 2.80%	)#	10/25/2036	9,510,000	9,542,112
Carlyle U.S. CLO Ltd. Series 2023-5A Class D†	10.46% (3 mo. USD Term SOFR + 5.10%	)#	1/27/2036	9,980,000	9,979,330
CIFC Funding Ltd. Series 2023-3A Class A†(a)	–	(b)	1/20/2037	46,830,000	46,830,000
CIFC Funding Ltd. Series 2023-3A Class D†(a)	–	(b)	1/20/2037	14,490,000	14,490,000
Dryden 113 CLO Ltd. Series 2022-113A Class CR†	8.116% (3 mo. USD Term SOFR + 2.70%	)#	10/20/2035	10,710,000	10,755,752
Elmwood CLO Ltd. Series 2023-2A Class A†	7.194% (3 mo. USD Term SOFR + 1.80%	)#	4/16/2036	40,000,000	40,122,748
Elmwood CLO VII Ltd. Series 2020-4A Class CR†	8.124% (3 mo. USD Term SOFR + 2.70%	)#	1/17/2034	9,120,000	9,167,413
Flatiron CLO 18 Ltd. Series 2018-1A Class A†	6.614% (3 mo. USD Term SOFR + 1.21%	)#	4/17/2031	19,197,360	19,202,613
GoldenTree Loan Management U.S. CLO Ltd. Series 2022-16A Class DR†	10.107% (3 mo. USD Term SOFR + 4.75%	)#	1/20/2034	13,780,000	13,848,900
Gracie Point International Funding Series 2023-1A Class A†	7.174% (90 day USD SOFR Average + 1.95%	)#	9/1/2026	38,418,114	38,376,822
Halcyon Loan Advisors Funding Ltd. Series 2017-2A Class A2†	7.364% (3 mo. USD Term SOFR + 1.96%	)#	1/17/2030	9,070,145	9,084,305
Hardee’s Funding LLC Series 2018-1A Class A2II†	4.959%		6/20/2048	18,124,761	17,416,717
Invesco U.S. CLO Ltd. Series 2023-4A Class D†	10.61% (3 mo. USD Term SOFR + 5.25%	)#	1/18/2037	13,070,000	13,061,390
Madison Park Funding XIII Ltd. Series 2014-13A Class AR2†	6.608% (3 mo. USD Term SOFR + 1.21%	)#	4/19/2030	11,782,357	11,775,718
Magnetite XXXIX Ltd. Series 2023-39A Class C†	7.935% (3 mo. USD Term SOFR + 2.55%	)#	10/25/2033	18,320,000	18,403,483
MF1 LLC Series 2022-FL9 Class A†	7.506% (1 mo. USD Term SOFR + 2.15%	)#	6/19/2037	53,135,000	53,073,335
Oaktree CLO Ltd. Series 2022-2a Class DR†(a)	–	(b)	7/15/2033	7,130,000	7,130,000
OCP CLO Ltd. Series 2016-12A Class AR2†	6.665% (3 mo. USD Term SOFR + 1.27%	)#	4/18/2033	20,000,000	19,867,963
OHA Credit Funding 16 Ltd. Series 2023-16A Class C†	8.006% (3 mo. USD Term SOFR + 2.65%	)#	10/20/2036	25,450,000	25,550,992

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Palmer Square CLO Ltd. Series 2023-4A Class C†	8.013% (3 mo. USD Term SOFR + 2.60%	)#	10/20/2033	$15,940,000	$15,989,797
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	38,369,835	35,623,575
Sixth Street CLO XXIII Ltd. Series 2023-23A Class C†	8.072% (3 mo. USD Term SOFR + 2.70%	)#	10/23/2036	9,510,000	9,542,304
Sunrun Demeter Issuer LLC Series 2021-2A Class A†	2.27%		1/30/2057	26,305,174	22,297,412
Valley Stream Park CLO Ltd. Series 2022-1A Class CR†	8.066% (3 mo. USD Term SOFR + 2.65%	)#	10/20/2034	7,725,000	7,761,283
Voya CLO Ltd. Series 2014-1 Class AAR2†	6.647% (3 mo. USD Term SOFR + 1.25%	)#	4/18/2031	24,442,205	24,423,874
Total					679,386,201

Rec Vehicle Loan 0.04%
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	8,621,278	8,563,687
Total Asset-Backed Securities (cost $972,522,043)					966,694,989

				Shares

COMMON STOCKS 6.25%

Automobile Components 0.04%
Chassix Holdings, Inc.				1,771,844	7,530,339

Banks 0.58%
BankUnited, Inc.				741,838	24,057,807
First Citizens BancShares, Inc. Class A				34,828	49,419,887
Zions Bancorp NA				1,071,707	47,015,786
Total					120,493,480

Broadline Retail 0.31%
PDD Holdings, Inc. ADR*				435,823	63,765,263

Building Products 0.11%
Trane Technologies PLC (Ireland)(c)				94,204	22,976,356

Capital Markets 0.75%
ARES Management Corp. Class A				495,462	58,920,341
Blackstone, Inc.				161,906	21,196,734
Blue Owl Capital, Inc.				1,541,675	22,970,957

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Capital Markets (continued)
CME Group, Inc.	94,613	$19,925,498
Tradeweb Markets, Inc. Class A	354,408	32,208,599
Total		155,222,129

Communications Equipment 0.21%
Arista Networks, Inc.*	189,513	44,632,207

Consumer Staples Distribution & Retail 0.20%
Casey’s General Stores, Inc.	76,416	20,994,532
Target Corp.	148,731	21,182,269
Total		42,176,801

Electric: Utilities 0.10%
Talen Energy Supply LLC*	322,592	20,645,888

Electrical Equipment 0.10%
Vertiv Holdings Co. Class A	428,322	20,572,306

Electric-Generation 0.00%
Frontera Generation Holdings LLC	125,994	9,135

Entertainment 0.16%
Spotify Technology SA (Sweden)*(c)	174,816	32,849,675

Ground Transportation 0.10%
Uber Technologies, Inc.*	335,489	20,656,058

Health Care Providers & Services 0.11%
Molina Healthcare, Inc.*	62,573	22,608,251

Hotels, Restaurants & Leisure 0.10%
Domino’s Pizza, Inc.	51,780	21,345,269

Independent Power and Renewable Electricity Producers 0.06%
Talen Energy Corp.*	198,593	12,709,952

Industrial REITS 0.11%
Goodman Group(d)	1,336,693	23,013,655

Information Technology Services 0.30%
Gartner, Inc.*	46,130	20,809,704
Snowflake, Inc. Class A*	206,888	41,170,712
Total		61,980,416

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2023

Investments	Shares	Fair Value
Insurance 0.10%
Progressive Corp.	127,259	$20,269,813

Interactive Media & Services 0.11%
Meta Platforms, Inc. Class A*	63,643	22,527,076

Machinery 0.18%
PACCAR, Inc.	372,786	36,402,553

Miscellaneous Financials 0.03%
Utex Industries	113,840	6,602,720	(e)

Office REITS 0.16%
Alexandria Real Estate Equities, Inc.	262,162	33,234,277

Oil, Gas & Consumable Fuels 0.09%
MEG Energy Corp.*(d)	1,076,222	19,225,067

Personal Care Products 0.06%
Gibson Brands Private Equity	106,902	12,560,985

Professional Services 0.30%
Booz Allen Hamilton Holding Corp.	323,804	41,417,769
Leidos Holdings, Inc.	200,666	21,720,088
Total		63,137,857

Semiconductors & Semiconductor Equipment 0.27%
Broadcom, Inc.	22,129	24,701,496
KLA Corp.	53,481	31,088,505
Total		55,790,001

Software 0.73%
Adobe, Inc.*	35,518	21,190,039
Crowdstrike Holdings, Inc. Class A*	80,478	20,547,643
Palantir Technologies, Inc. Class A*	1,616,848	27,761,280
ServiceNow, Inc.*	32,971	23,293,682
Synopsys, Inc.*	112,885	58,125,615
Total		150,918,259

Specialized REITS 0.10%
Equinix, Inc.	25,419	20,472,208

Specialty Retail 0.02%
Claire’s Holdings LLC	15,164	4,043,830

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments			Shares	Fair Value
Textiles, Apparel & Luxury Goods 0.53%
Birkenstock Holding PLC (United Kingdom)*(c)(q)			527,048	$25,683,049
Cie Financiere Richemont SA Class A(d)			150,201	20,746,373
Deckers Outdoor Corp.*			30,121	20,133,780
Hermes International SCA(d)			10,176	21,629,237
Moncler SpA(d)			367,185	22,607,340
Total				110,799,779

Trading Companies & Distributors 0.22%
United Rentals, Inc.			36,475	20,915,495
Watsco, Inc.			58,007	24,854,259
Total				45,769,754

Transportation Infrastructure 0.01%
ACBL Holdings Corp.			44,897	1,908,122
Total Common Stocks (cost $1,179,838,313)				1,296,849,481

	Interest Rate	Maturity Date	Principal Amount

CORPORATE BONDS 72.42%

Advertising 0.07%
Clear Channel Outdoor Holdings, Inc.†	7.75%	4/15/2028	$1,962,000	1,693,509
Clear Channel Outdoor Holdings, Inc.†	9.00%	9/15/2028	12,069,000	12,602,329
Total				14,295,838

Aerospace/Defense 1.99%
Boeing Co.	5.15%	5/1/2030	21,720,000	22,123,457
Boeing Co.	5.805%	5/1/2050	42,883,000	44,437,575
Bombardier, Inc. (Canada)†(c)	6.00%	2/15/2028	20,954,000	20,440,218
Bombardier, Inc. (Canada)†(c)	7.125%	6/15/2026	24,117,000	24,026,347
Bombardier, Inc. (Canada)†(c)	7.50%	2/1/2029	34,016,000	34,609,171
HEICO Corp.	5.35%	8/1/2033	13,525,000	13,855,206
RTX Corp.	5.15%	2/27/2033	21,028,000	21,440,315
Spirit AeroSystems, Inc.	4.60%	6/15/2028	15,375,000	13,616,919
Spirit AeroSystems, Inc.†	9.375%	11/30/2029	19,860,000	21,757,107
Spirit AeroSystems, Inc.†	9.75%	11/15/2030	23,677,000	25,481,756
TransDigm, Inc.	4.625%	1/15/2029	58,913,000	55,348,763
TransDigm, Inc.	5.50%	11/15/2027	77,736,000	76,225,006
Triumph Group, Inc.†	9.00%	3/15/2028	37,365,000	39,778,592
Total				413,140,432

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Agriculture 0.68%
BAT Capital Corp.	7.75%	10/19/2032	$20,427,000	$23,081,360
Imperial Brands Finance PLC (United Kingdom)†(c)	6.125%	7/27/2027	31,330,000	32,191,752
JT International Financial Services BV (Netherlands)†(c)	6.875%	10/24/2032	12,475,000	13,952,132
Viterra Finance BV (Netherlands)†(c)	2.00%	4/21/2026	24,125,000	22,410,050
Viterra Finance BV (Netherlands)†(c)	3.20%	4/21/2031	27,334,000	23,578,694
Viterra Finance BV (Netherlands)†(c)	5.25%	4/21/2032	27,102,000	26,424,883
Total				141,638,871

Airlines 2.44%
Air Canada (Canada)†(c)	3.875%	8/15/2026	44,809,000	42,838,291
Alaska Airlines Pass-Through Trust†	4.80%	2/15/2029	26,608,615	25,894,685
American Airlines Pass-Through Trust	3.00%	4/15/2030	11,811,198	10,675,134
American Airlines, Inc.†	7.25%	2/15/2028	16,554,000	16,758,359
American Airlines, Inc.†	8.50%	5/15/2029	22,273,000	23,534,186
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029	122,306,103	119,359,431
Azul Secured Finance LLP†	11.93%	8/28/2028	24,643,000	25,515,929
British Airways Pass-Through Trust (United Kingdom)†(c)	3.30%	6/15/2034	13,006,442	11,588,495
British Airways Pass-Through Trust (United Kingdom)†(c)	4.25%	5/15/2034	9,711,675	9,067,062
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028	34,083,000	33,539,521
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026	48,588,300	45,817,142
JetBlue Pass-Through Trust	2.95%	11/15/2029	10,914,100	9,381,075
JetBlue Pass-Through Trust	8.00%	11/15/2027	6,319,775	6,370,644
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%	6/20/2027	18,208,400	18,273,386
United Airlines Pass-Through Trust	5.80%	7/15/2037	24,046,000	24,479,016
United Airlines Pass-Through Trust Series 2020-1 Class A	5.875%	4/15/2029	36,427,750	36,922,978
United Airlines, Inc.†	4.625%	4/15/2029	24,271,000	22,724,462
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(c)	9.50%	6/1/2028	28,391,000	24,062,434
Total				506,802,230

Auto Manufacturers 0.38%
Allison Transmission, Inc.†	3.75%	1/30/2031	37,678,000	33,330,324
Aston Martin Capital Holdings Ltd. (Jersey)†(c)	10.50%	11/30/2025	22,950,000	23,189,828
Jaguar Land Rover Automotive PLC (United Kingdom)†(c)	5.875%	1/15/2028	23,500,000	23,220,310
NM Holdings Co. LLC(f)	Zero Coupon	11/30/2024	10,000,000	0
Total				79,740,462

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Auto Parts & Equipment 0.36%
Adient Global Holdings Ltd.†	7.00%		4/15/2028	$15,501,000	$16,032,095
Clarios Global LP/Clarios U.S. Finance Co.†	6.75%		5/15/2028	19,552,000	19,959,464
ZF North America Capital, Inc.†	6.875%		4/14/2028	21,422,000	22,212,343
ZF North America Capital, Inc.†	7.125%		4/14/2030	15,278,000	16,301,000
Total					74,504,902

Banks 4.83%
ABN AMRO Bank NV (Netherlands)†(c)	3.324% (5 yr. CMT + 1.90%	)#	3/13/2037	34,400,000	27,498,408
Alfa Bank AO Via Alfa Bond Issuance PLC (Ireland)(c)	5.50% (5 yr. CMT + 4.55%	# )	10/26/2031	51,057,000	1	(e)
Australia & New Zealand Banking Group Ltd. (Australia)†(c)	6.742%		12/8/2032	49,324,000	52,779,875
Bank Leumi Le-Israel BM (Israel)(c)	7.129% (5 yr. CMT + 3.47%	)#	7/18/2033	32,860,000	32,354,613
Bank of Ireland Group PLC (Ireland)†(c)	2.029% (1 yr. CMT + 1.10%	)#	9/30/2027	22,014,000	20,100,842
Bank of Ireland Group PLC (Ireland)†(c)	6.253% (1 yr. CMT + 2.65%	)#	9/16/2026	28,190,000	28,521,595
Bank OZK	2.75% (3 mo. USD Term SOFR + 2.09%	)#	10/1/2031	39,957,000	32,563,012
BankUnited, Inc.	4.875%		11/17/2025	24,108,000	23,529,875
BBVA Bancomer SA†	8.45% (5 yr. CMT + 4.66%	)#	6/29/2038	22,233,000	23,725,168
BNP Paribas SA (France)†(c)	5.894% (SOFR + 1.87%	)#	12/5/2034	22,387,000	23,405,930
CaixaBank SA (Spain)†(c)	6.208% (SOFR + 2.70%	)#	1/18/2029	54,842,000	55,988,509
Danske Bank AS (Denmark)†(c)	4.298% (1 yr. CMT + 1.75%	)#	4/1/2028	22,215,000	21,544,669
Danske Bank AS (Denmark)†(c)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	28,192,000	28,406,550
Deutsche Bank AG	6.72% (SOFR + 3.18%	)#	1/18/2029	42,171,000	44,186,496
Deutsche Bank AG	7.079% (SOFR + 3.65%	)#	2/10/2034	54,127,000	55,689,339
Fifth Third Bancorp	6.339% (SOFR + 2.34%	)#	7/27/2029	16,837,000	17,537,244
First Republic Bank	4.375%		8/1/2046	20,817,000	1,301,062
First Republic Bank	4.625%		2/13/2047	15,410,000	886,075

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Banks (continued)
First-Citizens Bank & Trust Co.	6.125%		3/9/2028		$50,320,000	$51,244,820
Home BancShares, Inc.	3.125% (3 mo. USD Term SOFR + 1.82%	)#	1/30/2032		22,552,000	17,408,118
KeyBank NA	5.85%		11/15/2027		16,351,000	16,350,907
Lloyds Banking Group PLC (United Kingdom)(c)	5.871% (1 yr. CMT + 1.70%	)#	3/6/2029		20,198,000	20,708,050
Lloyds Banking Group PLC (United Kingdom)(c)	6.949% (SOFR + 1.56%	)#	8/7/2027		29,301,000	29,353,233
M&T Bank Corp.	7.413% (SOFR + 2.80%	)#	10/30/2029		13,512,000	14,545,178
Macquarie Bank Ltd. (United Kingdom)(c)	6.125% (5 yr. USD Swap + 3.70%	)#	–	(g)	4,553,000	4,233,320
Manufacturers & Traders Trust Co.	4.70%		1/27/2028		22,259,000	21,639,222
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	8.20% (5 yr. CMT + 3.29%	)#	–	(g)	13,125,000	14,273,346
NatWest Group PLC (United Kingdom)(c)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026		37,004,000	38,327,370
Norinchukin Bank (Japan)†(c)	5.43%		3/9/2028		15,835,000	16,169,900
Standard Chartered PLC (United Kingdom)†(c)	7.767% (1 yr. CMT + 3.45%	)#	11/16/2028		46,462,000	50,210,115
SVB Financial Group(h)	4.25% (5 yr. CMT + 3.07%	)	–	(g)	78,029,000	775,608
UBS Group AG (Switzerland)†(c)	3.869% (3 mo. USD LIBOR + 1.41%	)#	1/12/2029		69,530,000	65,607,412
UBS Group AG (Switzerland)†(c)	9.25% (5 yr. CMT + 4.75%	)#	–	(g)	24,151,000	26,113,921
UBS Group AG (Switzerland)†(c)	9.25% (5 yr. CMT + 4.76%	)#	–	(g)	13,301,000	14,774,285
UniCredit SpA (Italy)†(c)	7.296% (5 yr. USD ICE Swap + 4.91%	)#	4/2/2034		45,208,000	46,535,610
Webster Financial Corp.	4.10%		3/25/2029		34,898,000	32,105,423
Western Alliance Bancorp	3.00% (3 mo. USD Term SOFR + 2.25%	)#	6/15/2031		36,659,000	31,984,977
Total						1,002,380,078

Beverages 0.46%
Bacardi Ltd.†	2.75%		7/15/2026		21,038,000	19,831,319
Bacardi Ltd.†	4.70%		5/15/2028		20,884,000	20,481,078
Bacardi Ltd./Bacardi-Martini BV†	5.25%		1/15/2029		18,031,000	18,022,881
Becle SAB de CV (Mexico)†(c)	2.50%		10/14/2031		18,025,000	14,520,670
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala)†(c)	5.25%		4/27/2029		22,947,000	21,573,368
Total						94,429,316

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Building Materials 1.19%
Builders FirstSource, Inc.†	4.25%	2/1/2032	$22,175,000	$20,034,789
Builders FirstSource, Inc.†	6.375%	6/15/2032	21,666,000	22,147,743
Carrier Global Corp.†	5.90%	3/15/2034	7,415,000	8,023,064
Carrier Global Corp.†	6.20%	3/15/2054	7,894,000	9,134,689
Emerald Debt Merger Sub LLC†	6.625%	12/15/2030	56,012,000	57,278,991
Griffon Corp.	5.75%	3/1/2028	16,769,000	16,497,091
Smyrna Ready Mix Concrete LLC†	6.00%	11/1/2028	27,426,000	27,043,254
Standard Industries, Inc.†	4.375%	7/15/2030	27,103,000	24,923,463
Summit Materials LLC/Summit Materials Finance Corp.†	7.25%	1/15/2031	15,400,000	16,236,667
Trane Technologies Financing Ltd. (Ireland)(c)	5.25%	3/3/2033	22,499,000	23,309,242
Vulcan Materials Co.	4.50%	6/15/2047	24,390,000	21,948,247
Total				246,577,240

Chemicals 1.79%
Albemarle Corp.	4.65%	6/1/2027	20,424,000	20,067,955
Ashland, Inc.†	3.375%	9/1/2031	27,085,000	23,393,932
Cabot Corp.	5.00%	6/30/2032	32,395,000	31,942,509
Celanese U.S. Holdings LLC	6.165%	7/15/2027	49,285,000	50,562,460
CF Industries, Inc.†	4.50%	12/1/2026	23,720,000	23,212,913
Ingevity Corp.†	3.875%	11/1/2028	24,342,000	21,829,233
OCI NV (Netherlands)†(c)	6.70%	3/16/2033	22,392,000	22,889,438
OCP SA (Malaysia)†(c)	3.75%	6/23/2031	43,718,000	37,698,031
Olin Corp.	5.00%	2/1/2030	22,985,000	21,954,812
Olin Corp.	5.125%	9/15/2027	10,819,000	10,500,341
Olympus Water U.S. Holding Corp.†	9.75%	11/15/2028	22,116,000	23,501,413
SCIH Salt Holdings, Inc.†	4.875%	5/1/2028	35,587,000	33,329,231
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029	29,857,000	27,903,513
SK Invictus Intermediate II SARL (Luxembourg)†(c)	5.00%	10/30/2029	25,699,000	22,322,151
Total				371,107,932

Coal 0.37%
SunCoke Energy, Inc.†	4.875%	6/30/2029	24,865,000	22,404,178
Teck Resources Ltd. (Canada)(c)	3.90%	7/15/2030	39,750,000	36,919,850
Warrior Met Coal, Inc.†	7.875%	12/1/2028	17,451,000	17,387,460
Total				76,711,488

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Commercial Services 1.58%
Adani Ports & Special Economic Zone Ltd. (India)(c)	4.00%	7/30/2027	$15,278,000	$13,621,177
Adani Ports & Special Economic Zone Ltd. (India)(c)	4.20%	8/4/2027	10,187,000	9,161,577
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	6.625%	7/15/2026	13,541,000	13,482,623
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl (Luxembourg)†(c)	4.625%	6/1/2028	24,282,000	22,102,359
AMN Healthcare, Inc.†	4.625%	10/1/2027	17,092,000	16,189,542
Ashtead Capital, Inc.†	5.50%	8/11/2032	23,570,000	23,304,701
Ashtead Capital, Inc.†	5.55%	5/30/2033	17,598,000	17,429,018
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.75%	7/15/2027	27,982,000	27,160,015
Brink’s Co.†	4.625%	10/15/2027	15,353,000	14,649,693
Garda World Security Corp. (Canada)†(c)	7.75%	2/15/2028	14,444,000	14,958,629
Gartner, Inc.†	3.625%	6/15/2029	34,280,000	30,977,928
GXO Logistics, Inc.	2.65%	7/15/2031	25,082,000	20,600,994
Herc Holdings, Inc.†	5.50%	7/15/2027	14,165,000	13,997,456
Hertz Corp.	Zero Coupon	10/15/2024	16,775,000	419,375
Hertz Corp.†	Zero Coupon	1/15/2028	33,436,000	3,009,240
ITR Concession Co. LLC†	5.183%	7/15/2035	12,438,000	11,246,288
NESCO Holdings II, Inc.†	5.50%	4/15/2029	23,478,000	21,731,120
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%	8/31/2027	24,250,000	22,499,635
United Rentals North America, Inc.	4.875%	1/15/2028	32,768,000	32,014,660
Total				328,556,030

Computers 1.15%
Booz Allen Hamilton, Inc.	5.95%	8/4/2033	22,536,000	23,835,110
Crowdstrike Holdings, Inc.	3.00%	2/15/2029	102,227,000	92,498,230
Fortinet, Inc.	2.20%	3/15/2031	17,352,000	14,535,456
McAfee Corp.†	7.375%	2/15/2030	26,054,000	23,828,637
NCR Atleos Corp.†	9.50%	4/1/2029	21,129,000	22,467,962
NCR Voyix Corp.†	5.125%	4/15/2029	22,314,000	21,236,714
NetApp, Inc.	2.70%	6/22/2030	10,143,000	8,962,928
Seagate HDD Cayman (Cayman Islands)†(c)	8.25%	12/15/2029	20,761,000	22,406,558
Seagate HDD Cayman (Cayman Islands)†(c)	8.50%	7/15/2031	9,019,000	9,793,994
Total				239,565,589

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Distribution/Wholesale 0.89%
American Builders & Contractors Supply Co., Inc.†	4.00%		1/15/2028	$24,375,000	$23,093,289
Ferguson Finance PLC (United Kingdom)†(c)	3.25%		6/2/2030	28,537,000	25,552,374
H&E Equipment Services, Inc.†	3.875%		12/15/2028	29,182,000	26,556,218
LKQ Corp.	6.25%		6/15/2033	27,041,000	28,280,215
Mitsubishi Corp. (Japan)†(c)	5.00%		7/5/2028	21,130,000	21,423,832
Ritchie Bros Holdings, Inc.†	6.75%		3/15/2028	9,887,000	10,191,741
Ritchie Bros Holdings, Inc.†	7.75%		3/15/2031	21,911,000	23,386,925
Windsor Holdings III LLC†	8.50%		6/15/2030	25,292,000	26,462,463
Total					184,947,057

Diversified Financial Services 2.01%
AG Issuer LLC†	6.25%		3/1/2028	24,003,000	23,886,199
Aircastle Ltd.†	6.50%		7/18/2028	22,558,000	23,029,356
Ally Financial, Inc.	6.70%		2/14/2033	44,941,000	45,040,641
Apollo Global Management, Inc.	6.375%		11/15/2033	22,518,000	24,270,793
Ares Management Corp.	6.375%		11/10/2028	22,294,000	23,389,588
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%		4/15/2026	34,177,000	33,033,651
Azul Secured Finance LLP†	11.50%		5/28/2029	38,391,638	32,584,964
Coinbase Global, Inc.†	3.375%		10/1/2028	25,402,000	21,462,625
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(c)	6.50%		9/15/2024	26,870,334	24,770,298
Hellas Telecommunications Luxembourg II SCA (Luxembourg)†(c)(h)	6.054% (3 mo. USD LIBOR + 5.75%	)	1/15/2015	15,000,000	–	(e)(i)
Jane Street Group/JSG Finance, Inc.†	4.50%		11/15/2029	18,510,000	17,281,638
LPL Holdings, Inc.†	4.00%		3/15/2029	21,679,000	20,086,821
Navient Corp.	5.50%		3/15/2029	27,371,000	25,270,749
Navient Corp.	6.75%		6/15/2026	21,670,000	22,044,089
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	25,846,000	21,430,080
PennyMac Financial Services, Inc.†	7.875%		12/15/2029	22,745,000	23,445,592
Synchrony Financial	7.25%		2/2/2033	35,946,000	35,698,111
Total					416,725,195

Electric 4.65%
Ausgrid Finance Pty. Ltd. (Australia)†(c)	4.35%		8/1/2028	26,506,000	25,605,659
Calpine Corp.†	3.75%		3/1/2031	15,454,000	13,572,502
Calpine Corp.†	4.50%		2/15/2028	23,379,000	22,251,541
Calpine Corp.†	4.625%		2/1/2029	74,359,000	69,138,730

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Electric (continued)
Calpine Corp.†	5.125%		3/15/2028		$27,994,000	$26,857,539
Clearway Energy Operating LLC†	4.75%		3/15/2028		30,207,000	29,125,103
Cleveland Electric Illuminating Co.†	3.50%		4/1/2028		21,815,000	20,447,886
Constellation Energy Generation LLC	5.60%		6/15/2042		21,992,000	22,010,637
Constellation Energy Generation LLC	5.80%		3/1/2033		32,152,000	33,818,257
Constellation Energy Generation LLC	6.25%		10/1/2039		42,389,000	45,441,133
Constellation Energy Generation LLC	6.50%		10/1/2053		15,050,000	17,002,657
FirstEnergy Corp.	4.15%		7/15/2027		50,315,000	48,424,640
Indianapolis Power & Light Co.†	5.65%		12/1/2032		16,371,000	16,965,944
ITC Holdings Corp.†	4.95%		9/22/2027		22,504,000	22,641,458
Minejesa Capital BV (Netherlands)†(c)	4.625%		8/10/2030		30,528,000	29,039,760
Minejesa Capital BV (Netherlands)(c)	5.625%		8/10/2037		3,192,000	2,804,619
NextEra Energy Operating Partners LP†	3.875%		10/15/2026		46,264,000	44,083,814
NextEra Energy Operating Partners LP†	4.50%		9/15/2027		35,216,000	33,922,636
NRG Energy, Inc.	5.75%		1/15/2028		5,474,000	5,457,305
NRG Energy, Inc.†	7.00%		3/15/2033		15,995,000	16,924,789
NRG Energy, Inc.†	10.25% (5 yr. CMT + 5.92%	)#	–	(g)	28,282,000	29,472,135
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025		1,131,520	1,126,298
Pacific Gas & Electric Co.	6.15%		1/15/2033		41,986,000	43,566,696
Palomino Funding Trust I†	7.233%		5/17/2028		44,964,000	47,408,402
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028		26,956,000	25,517,750
PG&E Corp.	5.00%		7/1/2028		21,334,000	20,770,915
PG&E Corp.	5.25%		7/1/2030		22,743,000	21,962,585
Pike Corp.†	5.50%		9/1/2028		25,272,000	24,107,214
Pike Corp.†	8.625%		1/31/2031		15,092,000	15,878,157
Puget Energy, Inc.	4.10%		6/15/2030		26,045,000	23,905,855
Talen Energy Supply LLC†	8.625%		6/1/2030		24,852,000	26,424,569
Vistra Corp.†	7.00% (5 yr. CMT + 5.74%	)#	–	(g)	21,649,000	21,353,924
Vistra Operations Co. LLC†	4.375%		5/1/2029		77,332,000	72,275,941
Vistra Operations Co. LLC†	5.125%		5/13/2025		45,015,000	44,605,368
Total						963,912,418

Electronics 0.26%
Imola Merger Corp.†	4.75%		5/15/2029		18,106,000	17,225,120
Trimble, Inc.	6.10%		3/15/2033		34,118,000	36,532,093
Total						53,757,213

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Energy-Alternate Sources 0.48%
TerraForm Power Operating LLC†	4.75%	1/15/2030	$23,420,000	$21,806,479
TerraForm Power Operating LLC†	5.00%	1/31/2028	23,969,000	23,302,987
Topaz Solar Farms LLC†	5.75%	9/30/2039	54,225,159	53,988,737
Total				99,098,203

Engineering & Construction 0.96%
Aeropuerto Internacional de Tocumen SA (Panama)†(c)	5.125%	8/11/2061	53,645,000	40,916,383
Brand Industrial Services, Inc.†	10.375%	8/1/2030	18,077,000	19,139,566
Fluor Corp.	4.25%	9/15/2028	42,965,000	40,646,851
Jacobs Engineering Group, Inc.	5.90%	3/1/2033	27,604,000	28,207,198
Jacobs Engineering Group, Inc.	6.35%	8/18/2028	19,835,000	20,734,490
MasTec, Inc.†	4.50%	8/15/2028	23,035,000	21,660,175
TAV Havalimanlari Holding AS (Turkey)†(c)	8.50%	12/7/2028	20,581,000	21,090,380
TopBuild Corp.†	4.125%	2/15/2032	8,500,000	7,573,349
Total				199,968,392

Entertainment 2.05%
AMC Entertainment Holdings, Inc.†	10.00%	6/15/2026	25,427,858	21,966,749
Boyne USA, Inc.†	4.75%	5/15/2029	23,563,000	22,183,495
Caesars Entertainment, Inc.†	4.625%	10/15/2029	38,882,000	35,119,645
Caesars Entertainment, Inc.†	7.00%	2/15/2030	30,300,000	31,089,678
Churchill Downs, Inc.†	4.75%	1/15/2028	36,115,000	34,635,036
Churchill Downs, Inc.†	5.50%	4/1/2027	34,952,000	34,612,085
Live Nation Entertainment, Inc.†	3.75%	1/15/2028	34,770,000	32,513,168
Merlin Entertainments Ltd. (United Kingdom)†(c)	5.75%	6/15/2026	26,904,000	26,649,476
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.†	4.875%	5/1/2029	44,276,000	41,225,605
Mohegan Tribal Gaming Authority†	8.00%	2/1/2026	42,170,000	39,827,035
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/16/2029	42,245,000	36,866,578
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029	47,179,000	44,158,887
WMG Acquisition Corp.†	3.75%	12/1/2029	27,478,000	25,051,021
Total				425,898,458

Environmental Control 0.26%
Madison IAQ LLC†	4.125%	6/30/2028	32,278,000	29,377,512
Madison IAQ LLC†	5.875%	6/30/2029	26,967,000	23,793,353
Total				53,170,865

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Food 1.44%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029		$48,449,000	$44,047,505
Bellis Acquisition Co. PLC(d)	3.25%	2/16/2026	GBP	27,281,000	32,355,426
Chobani LLC/Chobani Finance Corp., Inc.†	4.625%	11/15/2028		$16,808,000	15,732,282
J M Smucker Co.	6.20%	11/15/2033		22,542,000	24,598,305
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030		24,243,000	22,372,660
McCormick & Co., Inc.	4.95%	4/15/2033		25,143,000	25,254,226
Performance Food Group, Inc.†	4.25%	8/1/2029		13,541,000	12,433,521
Post Holdings, Inc.†	4.50%	9/15/2031		24,430,000	21,926,445
Post Holdings, Inc.†	4.625%	4/15/2030		45,332,000	41,746,144
Post Holdings, Inc.†	5.50%	12/15/2029		9,028,000	8,708,525
Smithfield Foods, Inc.†	5.20%	4/1/2029		28,037,000	26,874,366
U.S. Foods, Inc.†	4.75%	2/15/2029		24,298,000	23,095,351
Total					299,144,756

Gas 0.22%
Brooklyn Union Gas Co.†	3.407%	3/10/2026		22,726,000	21,698,474
Southwest Gas Corp.	4.05%	3/15/2032		26,234,000	24,600,201
Total					46,298,675

Hand/Machine Tools 0.32%
Regal Rexnord Corp.†	6.40%	4/15/2033		63,120,000	65,839,454

Health Care-Products 0.67%
Alcon Finance Corp.†	2.60%	5/27/2030		25,587,000	22,190,862
Bausch & Lomb Escrow Corp. (Canada)†(c)	8.375%	10/1/2028		20,761,000	21,927,560
Boston Scientific Corp.	6.50%	11/15/2035		13,056,000	14,767,089
GE HealthCare Technologies, Inc.	6.377%	11/22/2052		12,938,000	15,040,878
Medline Borrower LP†	3.875%	4/1/2029		45,158,000	40,883,985
Medline Borrower LP†	5.25%	10/1/2029		25,194,000	23,781,030
Total					138,591,404

Health Care-Services 3.59%
Catalent Pharma Solutions, Inc.†	3.125%	2/15/2029		59,583,000	52,209,604
Centene Corp.	4.625%	12/15/2029		36,428,000	34,970,239
Charles River Laboratories International, Inc.†	3.75%	3/15/2029		26,607,000	24,394,792
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031		103,117,000	81,204,638
CHS/Community Health Systems, Inc.†	5.25%	5/15/2030		22,394,000	18,760,047
CHS/Community Health Systems, Inc.†	6.875%	4/15/2029		16,253,000	10,506,204
DaVita, Inc.†	4.625%	6/1/2030		40,252,000	35,175,208

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Services (continued)
HCA, Inc.	3.50%	9/1/2030	$24,212,000	$21,955,317
HCA, Inc.	5.50%	6/1/2033	22,533,000	22,896,317
HCA, Inc.	7.69%	6/15/2025	12,671,000	13,098,159
Heartland Dental LLC/Heartland Dental Finance Corp.†	8.50%	5/1/2026	23,386,000	23,154,946
IQVIA, Inc.†	6.25%	2/1/2029	14,232,000	14,875,244
LifePoint Health, Inc.†	9.875%	8/15/2030	22,545,000	22,811,948
LifePoint Health, Inc.†	11.00%	10/15/2030	25,695,000	27,092,859
Molina Healthcare, Inc.†	3.875%	11/15/2030	41,142,000	37,029,092
Molina Healthcare, Inc.†	3.875%	5/15/2032	40,412,000	35,356,612
Montefiore Obligated Group	5.246%	11/1/2048	42,910,000	32,619,207
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	11,747,000	11,667,183
Select Medical Corp.†	6.25%	8/15/2026	20,064,000	20,177,241
Star Parent, Inc.†	9.00%	10/1/2030	36,595,000	38,611,494
Tenet Healthcare Corp.	4.25%	6/1/2029	23,435,000	21,843,478
Tenet Healthcare Corp.	4.375%	1/15/2030	27,941,000	25,924,202
Tenet Healthcare Corp.	6.125%	10/1/2028	68,563,000	68,429,302
Tenet Healthcare Corp.	6.125%	6/15/2030	24,534,000	24,836,676
Tenet Healthcare Corp.†	6.75%	5/15/2031	25,561,000	26,156,571
Total				745,756,580

Holding Companies-Diversified 0.11%
Benteler International AG (Austria)†(c)	10.50%	5/15/2028	21,318,000	22,473,969

Home Builders 0.23%
PulteGroup, Inc.	6.375%	5/15/2033	23,447,000	25,643,685
Toll Brothers Finance Corp.	4.35%	2/15/2028	22,468,000	21,975,801
Total				47,619,486

Home Furnishings 0.09%
Leggett & Platt, Inc.	4.40%	3/15/2029	19,665,000	19,033,176

Insurance 1.54%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	10/15/2027	29,808,000	29,733,480
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	4/15/2028	52,893,000	54,144,184
Arch Capital Finance LLC	4.011%	12/15/2026	20,230,000	19,660,948
Arthur J Gallagher & Co.	6.75%	2/15/2054	13,542,000	15,840,350
Athene Holding Ltd.	5.875%	1/15/2034	34,626,000	34,981,841

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Insurance (continued)
AXIS Specialty Finance PLC (United Kingdom)(c)	5.15%	4/1/2045	$20,919,000	$18,574,183
Brown & Brown, Inc.	2.375%	3/15/2031	26,299,000	21,579,447
HUB International Ltd.†	7.25%	6/15/2030	31,554,000	33,349,580
Jones Deslauriers Insurance Management, Inc. (Canada)†(c)	8.50%	3/15/2030	10,819,000	11,375,043
PartnerRe Finance B LLC	3.70%	7/2/2029	19,224,000	18,216,242
RenaissanceRe Holdings Ltd.	5.75%	6/5/2033	32,586,000	32,885,285
Selective Insurance Group, Inc.	5.375%	3/1/2049	10,049,000	9,671,769
Transatlantic Holdings, Inc.	8.00%	11/30/2039	15,659,000	20,307,851
Total				320,320,203

Internet 0.44%
EquipmentShare.com, Inc.†	9.00%	5/15/2028	35,000,000	36,053,500
Gen Digital, Inc.†	6.75%	9/30/2027	22,453,000	22,856,121
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027	11,283,000	11,066,628
Tencent Holdings Ltd. (China)†(c)	3.925%	1/19/2038	24,722,000	21,043,188
Total				91,019,437

Investment Companies 0.17%
ARES Capital Corp.	7.00%	1/15/2027	34,688,000	35,699,870

Iron-Steel 0.74%
ArcelorMittal SA (Luxembourg)(c)	6.55%	11/29/2027	32,288,000	33,928,372
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(c)	8.75%	7/15/2026	21,555,000	20,201,558
Commercial Metals Co.	4.375%	3/15/2032	15,677,000	14,090,967
Mineral Resources Ltd. (Australia)†(c)	8.50%	5/1/2030	36,051,000	37,627,912
Steel Dynamics, Inc.	3.45%	4/15/2030	24,560,000	22,686,219
U.S. Steel Corp.	6.875%	3/1/2029	24,139,000	24,724,588
Total				153,259,616

Leisure Time 2.03%
Carnival Corp.†	4.00%	8/1/2028	47,988,000	44,646,255
Carnival Corp.†	5.75%	3/1/2027	49,676,000	48,492,891
Carnival Corp.†	6.00%	5/1/2029	22,550,000	21,714,985
Carnival Holdings Bermuda Ltd.†	10.375%	5/1/2028	23,092,000	25,151,668
NCL Corp. Ltd.†	5.875%	3/15/2026	34,273,000	33,513,944
NCL Corp. Ltd.†	5.875%	2/15/2027	36,990,000	36,693,799
NCL Corp. Ltd.†	8.375%	2/1/2028	12,109,000	12,829,728
Polaris, Inc.	6.95%	3/15/2029	44,484,000	47,361,891

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Leisure Time (continued)
Royal Caribbean Cruises Ltd.†	5.50%	8/31/2026	$23,950,000	$23,729,013
Royal Caribbean Cruises Ltd.†	7.25%	1/15/2030	56,436,000	58,975,902
Royal Caribbean Cruises Ltd.†	9.25%	1/15/2029	35,068,000	37,742,917
Viking Cruises Ltd.†	5.875%	9/15/2027	27,088,000	26,163,622
Viking Ocean Cruises Ship VII Ltd.†	5.625%	2/15/2029	4,600,000	4,488,956
Total				421,505,571

Lodging 1.66%
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	27,745,000	25,286,194
Hilton Domestic Operating Co., Inc.†	3.75%	5/1/2029	25,286,000	23,469,656
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	47,543,000	46,125,596
Las Vegas Sands Corp.	3.50%	8/18/2026	35,861,000	34,206,434
Marriott International, Inc.	3.50%	10/15/2032	23,858,000	21,282,708
MGM China Holdings Ltd. (Macau)†(c)	5.875%	5/15/2026	23,450,000	22,974,854
Sands China Ltd. (Macau)(c)	3.10%	3/8/2029	57,502,000	50,184,359
Sands China Ltd. (Macau)(c)	4.625%	6/18/2030	35,200,000	32,075,366
Sands China Ltd. (Macau)(c)	5.65%	8/8/2028	25,193,000	24,998,346
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	43,134,000	42,009,212
Wynn Macau Ltd. (Macau)†(c)	5.50%	10/1/2027	23,813,000	22,515,599
Total				345,128,324

Machinery: Construction & Mining 0.08%
Vertiv Group Corp.†	4.125%	11/15/2028	18,160,000	17,049,414

Machinery-Diversified 0.79%
Chart Industries, Inc.†	7.50%	1/1/2030	26,440,000	27,669,381
nVent Finance Sarl (Luxembourg)(c)	5.65%	5/15/2033	36,050,000	36,658,132
nVent Finance SARL (Luxembourg)(c)	2.75%	11/15/2031	20,244,000	16,592,055
SPX FLOW, Inc.†	8.75%	4/1/2030	17,647,000	17,667,294
TK Elevator U.S. Newco, Inc.†	5.25%	7/15/2027	46,174,000	45,390,749
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026	20,980,000	20,080,879
Total				164,058,490

Media 2.94%
AMC Networks, Inc.	4.25%	2/15/2029	18,738,000	14,315,957
Cable One, Inc.†	4.00%	11/15/2030	26,482,000	21,473,809
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.50%	8/15/2030	30,808,000	27,814,054
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028	34,678,000	33,206,356
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.375%	6/1/2029	64,924,000	61,287,042

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.†	6.375%	9/1/2029	$32,585,000	$32,177,450
CCO Holdings LLC/CCO Holdings Capital Corp.†	7.375%	3/1/2031	41,519,000	42,639,556
DISH Network Corp.†	11.75%	11/15/2027	115,385,000	120,539,479
FactSet Research Systems, Inc.	3.45%	3/1/2032	23,698,000	21,241,899
Gray Escrow II, Inc.†	5.375%	11/15/2031	29,785,000	22,505,495
LCPR Senior Secured Financing DAC (Ireland)†(c)	6.75%	10/15/2027	22,575,000	22,133,997
News Corp.†	3.875%	5/15/2029	21,928,000	20,184,170
Nexstar Media, Inc.†	4.75%	11/1/2028	25,187,000	23,229,597
Nexstar Media, Inc.†	5.625%	7/15/2027	23,466,000	22,710,062
Univision Communications, Inc.†	4.50%	5/1/2029	40,601,000	36,272,231
UPC Broadband Finco BV (Netherlands)†(c)	4.875%	7/15/2031	53,571,000	47,213,194
VZ Secured Financing BV (Netherlands)†(c)	5.00%	1/15/2032	49,172,000	42,039,429
Total				610,983,777

Metal Fabricate-Hardware 0.21%
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029	46,574,000	43,159,196

Mining 1.71%
Anglo American Capital PLC (United Kingdom)†(c)	5.625%	4/1/2030	22,140,000	22,496,531
FMG Resources August 2006 Pty. Ltd. (Australia)†(c)	4.375%	4/1/2031	76,481,000	70,063,770
FMG Resources August 2006 Pty. Ltd. (Australia)†(c)	6.125%	4/15/2032	28,083,000	28,324,345
Freeport Indonesia PT (Indonesia)(c)	6.20%	4/14/2052	17,767,000	17,655,956
Freeport-McMoRan, Inc.	5.40%	11/14/2034	34,970,000	35,251,369
Glencore Funding LLC†	2.50%	9/1/2030	24,268,000	20,839,736
Hecla Mining Co.	7.25%	2/15/2028	25,372,000	25,517,869
Kaiser Aluminum Corp.†	4.50%	6/1/2031	29,297,000	25,301,543
Kinross Gold Corp. (Canada)†(c)	6.25%	7/15/2033	36,065,000	37,834,050
Mirabela Nickel Ltd.	Zero Coupon	9/10/2044	185,297	–	(e)
Novelis Corp.†	4.75%	1/30/2030	36,313,000	34,208,789
WE Soda Investments Holding PLC (United Kingdom)†(c)	9.50%	10/6/2028	35,318,000	36,547,066
Total				354,041,024

Miscellaneous Manufacturing 0.11%
Hillenbrand, Inc.	3.75%	3/1/2031	25,244,000	21,884,565

Oil & Gas 10.07%
Antero Resources Corp.†	5.375%	3/1/2030	97,896,000	93,945,955
Apache Corp.	4.25%	1/15/2030	22,054,000	20,631,872
Apache Corp.	4.75%	4/15/2043	46,044,000	36,308,540

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Apache Corp.	5.10%	9/1/2040	$49,056,000	$42,108,444
Baytex Energy Corp. (Canada)†(c)	8.50%	4/30/2030	22,755,000	23,568,946
Borr IHC Ltd./Borr Finance LLC†	10.00%	11/15/2028	27,320,000	28,549,400
Callon Petroleum Co.	6.375%	7/1/2026	39,452,000	39,380,667
Callon Petroleum Co.†	8.00%	8/1/2028	35,641,000	36,439,109
Cenovus Energy, Inc. (Canada)(c)	3.75%	2/15/2052	15,891,000	11,719,296
Cenovus Energy, Inc. (Canada)(c)	5.40%	6/15/2047	71,382,000	67,550,051
Chesapeake Energy Corp.†	6.75%	4/15/2029	42,762,000	43,205,570
CITGO Petroleum Corp.†	7.00%	6/15/2025	22,960,000	22,942,259
CITGO Petroleum Corp.†	8.375%	1/15/2029	28,033,000	28,850,162
Civitas Resources, Inc.†	8.625%	11/1/2030	19,449,000	20,646,417
Civitas Resources, Inc.†	8.75%	7/1/2031	26,928,000	28,699,782
CNX Resources Corp.†	7.25%	3/14/2027	20,959,000	21,183,387
Comstock Resources, Inc.†	6.75%	3/1/2029	36,417,000	33,349,676
Continental Resources, Inc.	4.375%	1/15/2028	33,808,000	32,760,745
Continental Resources, Inc.†	5.75%	1/15/2031	33,154,000	33,026,566
Crescent Energy Finance LLC†	7.25%	5/1/2026	37,074,000	37,340,574
Crescent Energy Finance LLC†	9.25%	2/15/2028	20,444,000	21,227,721
Diamond Foreign Asset Co./Diamond Finance LLC (Cayman Islands)†(c)	8.50%	10/1/2030	20,793,000	21,280,533
Diamondback Energy, Inc.	3.50%	12/1/2029	22,379,000	20,798,679
Ecopetrol SA (Colombia)(c)	5.875%	5/28/2045	59,957,000	47,426,880
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	33,746,000	33,275,918
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	56,642,000	56,730,857
Helmerich & Payne, Inc.	2.90%	9/29/2031	26,951,000	22,673,587
Kosmos Energy Ltd.†	7.75%	5/1/2027	43,319,000	40,405,032
Matador Resources Co.	5.875%	9/15/2026	20,308,000	20,157,179
Matador Resources Co.†	6.875%	4/15/2028	43,709,000	44,377,557
MC Brazil Downstream Trading SARL (Luxembourg)†(c)	7.25%	6/30/2031	41,976,868	32,949,323
MEG Energy Corp. (Canada)†(c)	5.875%	2/1/2029	57,133,000	55,576,246
Murphy Oil Corp.	5.875%	12/1/2027	10,907,000	10,861,569
Murphy Oil Corp.	6.375%	7/15/2028	17,033,000	17,127,073
Nabors Industries, Inc.†	7.375%	5/15/2027	22,606,000	22,170,683
Noble Finance II LLC†	8.00%	4/15/2030	19,533,000	20,341,627
Occidental Petroleum Corp.	6.125%	1/1/2031	24,401,000	25,362,578
Occidental Petroleum Corp.	6.625%	9/1/2030	19,846,000	21,130,632
Occidental Petroleum Corp.	7.50%	5/1/2031	18,501,000	20,769,963

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Occidental Petroleum Corp.	8.875%	7/15/2030	$17,825,000	$20,879,563
OGX Austria GmbH (Brazil)†(c)(h)	8.50%	6/1/2018	20,000,000	400
OQ SAOC (Oman)†(c)	5.125%	5/6/2028	35,991,000	35,657,975
Ovintiv, Inc.	6.50%	2/1/2038	35,442,000	36,622,841
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	29,814,000	28,471,132
Patterson-UTI Energy, Inc.	7.15%	10/1/2033	23,666,000	25,094,880
Permian Resources Operating LLC†	5.375%	1/15/2026	20,285,000	20,032,821
Permian Resources Operating LLC†	6.875%	4/1/2027	19,848,000	19,856,130
Petroleos Mexicanos (Mexico)(c)	5.35%	2/12/2028	30,987,000	26,902,244
Petroleos Mexicanos (Mexico)(c)	10.00%	2/7/2033	42,742,000	42,963,489
Precision Drilling Corp. (Canada)†(c)	6.875%	1/15/2029	25,184,000	24,313,011
Range Resources Corp.†	4.75%	2/15/2030	54,135,000	50,101,672
Rockcliff Energy II LLC†	5.50%	10/15/2029	26,449,000	25,032,743
Seadrill Finance Ltd.†	8.375%	8/1/2030	21,159,000	22,093,487
SM Energy Co.	6.625%	1/15/2027	87,786,000	87,378,877
SM Energy Co.	6.75%	9/15/2026	10,060,000	10,042,704
Southwestern Energy Co.	5.375%	2/1/2029	25,852,000	25,253,617
Southwestern Energy Co.	5.375%	3/15/2030	35,900,000	35,097,538
Suncor Energy, Inc. (Canada)(c)	7.15%	2/1/2032	28,398,000	31,706,595
Texaco Capital, Inc.	8.625%	11/15/2031	10,933,000	13,753,085
Transocean, Inc.†	8.75%	2/15/2030	57,494,000	60,113,167
Vermilion Energy, Inc. (Canada)†(c)	6.875%	5/1/2030	20,774,000	19,970,946
Viper Energy, Inc.†	5.375%	11/1/2027	37,638,000	37,000,304
Viper Energy, Inc.†	7.375%	11/1/2031	15,232,000	15,782,332
Vital Energy, Inc.†	7.75%	7/31/2029	35,741,000	34,210,517
Vital Energy, Inc.	9.75%	10/15/2030	11,987,000	12,435,625
Vital Energy, Inc.	10.125%	1/15/2028	69,305,000	71,267,302
Total				2,088,886,052

Oil & Gas Services 0.52%
Oceaneering International, Inc.	6.00%	2/1/2028	38,139,000	37,010,467
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	27,040,000	26,749,104
Weatherford International Ltd.†	8.625%	4/30/2030	41,472,000	43,336,747
Total				107,096,318

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Packaging & Containers 1.08%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC†	3.25%	9/1/2028	$10,909,000	$9,556,048
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(c)	4.125%	8/15/2026	22,644,000	20,681,784
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(c)	5.25%	8/15/2027	12,393,000	9,642,246
Ball Corp.	6.875%	3/15/2028	21,490,000	22,340,295
LABL, Inc.†	6.75%	7/15/2026	19,868,000	19,342,078
LABL, Inc.†	10.50%	7/15/2027	8,001,000	7,682,367
Mauser Packaging Solutions Holding Co.†	7.875%	8/15/2026	38,298,000	39,009,615
Mauser Packaging Solutions Holding Co.†	9.25%	4/15/2027	22,571,000	22,179,165
Owens-Brockway Glass Container, Inc.†	7.25%	5/15/2031	21,876,000	22,207,203
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC†	4.00%	10/15/2027	5,307,000	4,965,362
Sealed Air Corp.†	6.875%	7/15/2033	22,562,000	23,956,467
Trivium Packaging Finance BV (Netherlands)†(c)	5.50%	8/15/2026	22,373,000	21,973,729
Total				223,536,359

Pharmaceuticals 0.35%
BellRing Brands, Inc.†	7.00%	3/15/2030	31,670,000	32,803,311
Perrigo Finance Unlimited Co. (Ireland)(c)	4.65%	6/15/2030	24,024,000	21,882,952
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	3.15%	10/1/2026	18,678,000	17,307,681
Total				71,993,944

Pipelines 3.17%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%	11/2/2047	22,835,000	21,025,874
AI Candelaria Spain SA (Spain)†(c)	5.75%	6/15/2033	30,777,000	23,896,494
AI Candelaria Spain SA (Spain)†(c)	7.50%	12/15/2028	20,943,682	19,869,062
Cheniere Energy Partners LP	3.25%	1/31/2032	30,486,000	26,012,387
Colonial Enterprises, Inc.†	3.25%	5/15/2030	19,028,000	17,301,078
Columbia Pipelines Operating Co. LLC†	5.927%	8/15/2030	12,880,000	13,328,126
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%	6/15/2031	47,805,000	45,367,394
DT Midstream, Inc.†	4.30%	4/15/2032	27,064,000	24,364,907
EQM Midstream Partners LP†	6.50%	7/1/2027	30,292,000	30,863,216
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%	9/30/2040	15,515,000	12,199,528
Greensaif Pipelines Bidco SARL (Luxembourg)†(c)	6.129%	2/23/2038	16,331,000	17,053,949
Hess Midstream Operations LP†	5.125%	6/15/2028	17,974,000	17,357,890

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pipelines (continued)
Kinder Morgan, Inc.	5.20%	6/1/2033	$20,771,000	$20,657,313
Magellan Midstream Partners LP	3.95%	3/1/2050	15,796,000	12,095,829
NGPL PipeCo LLC†	3.25%	7/15/2031	24,487,000	21,274,474
NGPL PipeCo LLC†	4.875%	8/15/2027	24,928,000	24,496,792
Oleoducto Central SA (Colombia)(c)	4.00%	7/14/2027	16,478,000	15,328,224
ONEOK, Inc.	4.45%	9/1/2049	22,523,000	18,937,379
ONEOK, Inc.	6.05%	9/1/2033	31,558,000	33,450,693
Sabal Trail Transmission LLC†	4.246%	5/1/2028	16,996,000	16,460,032
Venture Global Calcasieu Pass LLC†	3.875%	8/15/2029	26,406,000	23,988,523
Venture Global Calcasieu Pass LLC†	6.25%	1/15/2030	22,579,000	22,486,634
Venture Global LNG, Inc.†	8.125%	6/1/2028	13,276,000	13,419,474
Venture Global LNG, Inc.†	8.375%	6/1/2031	23,884,000	23,907,581
Venture Global LNG, Inc.†	9.50%	2/1/2029	24,103,000	25,520,063
Western Midstream Operating LP	4.05%	2/1/2030	70,590,000	66,095,556
Western Midstream Operating LP	6.35%	1/15/2029	20,497,000	21,420,082
Williams Cos., Inc.	5.65%	3/15/2033	28,111,000	29,383,567
Total				657,562,121

Real Estate 0.36%
Cushman & Wakefield U.S. Borrower LLC†	6.75%	5/15/2028	8,330,000	8,296,805
Hunt Cos., Inc.†	5.25%	4/15/2029	39,175,000	35,000,226
Kennedy-Wilson, Inc.	4.75%	2/1/2030	20,705,000	16,808,733
Kennedy-Wilson, Inc.	5.00%	3/1/2031	18,208,000	14,483,372
Total				74,589,136

REITS 1.37%
Alexandria Real Estate Equities, Inc.	3.00%	5/18/2051	3,157,000	2,083,162
EPR Properties	3.60%	11/15/2031	6,279,000	5,213,561
EPR Properties	3.75%	8/15/2029	4,447,000	3,916,601
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2030	26,711,000	24,400,779
GLP Capital LP/GLP Financing II, Inc.	4.00%	1/15/2031	19,738,000	17,798,021
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	17,444,000	17,614,602
Goodman U.S. Finance Five LLC†	4.625%	5/4/2032	22,454,000	20,925,152
Rayonier LP	2.75%	5/17/2031	45,499,000	38,000,373
Retail Opportunity Investments Partnership LP	6.75%	10/15/2028	22,536,000	23,699,286
SBA Communications Corp.	3.875%	2/15/2027	36,095,000	34,687,432
Service Properties Trust	7.50%	9/15/2025	13,542,000	13,703,935
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	22,094,000	21,715,640
VICI Properties LP/VICI Note Co., Inc.†	4.625%	12/1/2029	65,109,000	61,414,685
Total				285,173,229

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Retail 2.20%
1011778 BC ULC/New Red Finance, Inc. (Canada)†(c)	4.00%	10/15/2030		$25,190,000	$22,623,870
1011778 BC ULC/New Red Finance, Inc. (Canada)†(c)	4.375%	1/15/2028		23,483,000	22,449,513
Advance Auto Parts, Inc.	3.50%	3/15/2032		11,285,000	9,343,897
Advance Auto Parts, Inc.	3.90%	4/15/2030		25,324,000	22,731,027
Asbury Automotive Group, Inc.†	4.625%	11/15/2029		33,850,000	31,369,499
Bath & Body Works, Inc.	5.25%	2/1/2028		20,650,000	20,443,514
Bath & Body Works, Inc.†	6.625%	10/1/2030		17,059,000	17,446,103
Dick’s Sporting Goods, Inc.	4.10%	1/15/2052		42,397,000	30,282,249
Gap, Inc.†	3.875%	10/1/2031		51,042,000	42,107,282
LBM Acquisition LLC†	6.25%	1/15/2029		23,913,000	21,377,624
Murphy Oil USA, Inc.†	3.75%	2/15/2031		23,657,000	20,627,363
Murphy Oil USA, Inc.	4.75%	9/15/2029		25,575,000	24,260,445
NMG Holding Co., Inc./Neiman Marcus Group LLC†	7.125%	4/1/2026		21,356,000	20,539,171
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028		17,685,000	16,686,226
PetSmart, Inc./PetSmart Finance Corp.†	7.75%	2/15/2029		36,558,000	35,594,620
SRS Distribution, Inc.†	4.625%	7/1/2028		29,451,000	27,972,881
Stonegate Pub Co. Financing 2019 PLC(d)	8.25%	7/31/2025	GBP	34,850,000	43,536,236
Tiffany & Co.	4.90%	10/1/2044		$15,113,000	14,390,803
White Cap Buyer LLC†	6.875%	10/15/2028		13,707,000	13,285,671
Total					457,067,994

Savings & Loans 0.00%
Washington Mutual Bank/Debt not acquired by JPMorgan(h)	6.875%	6/15/2011		22,500,000	–	(e)(i)

Semiconductors 0.70%
Entegris Escrow Corp.†	4.75%	4/15/2029		25,044,000	24,156,411
Marvell Technology, Inc.	5.95%	9/15/2033		21,787,000	23,119,799
ON Semiconductor Corp.†	3.875%	9/1/2028		48,204,000	44,752,436
Qorvo, Inc.	4.375%	10/15/2029		21,594,000	20,511,277
SK Hynix, Inc. (South Korea)(c)	6.50%	1/17/2033		31,457,000	33,235,980
Total					145,775,903

Shipbuilding 0.17%
Huntington Ingalls Industries, Inc.	4.20%	5/1/2030		37,450,000	35,712,675

Software 2.02%
AthenaHealth Group, Inc.†	6.50%	2/15/2030		37,901,000	34,433,532
Clarivate Science Holdings Corp.†	4.875%	7/1/2029		23,178,000	21,772,813
Cloud Software Group, Inc.†	6.50%	3/31/2029		41,497,000	39,557,044

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Software (continued)
Cloud Software Group, Inc.†	9.00%	9/30/2029	$68,784,000	$65,435,107
Intuit, Inc.	5.50%	9/15/2053	20,897,000	22,874,209
MSCI, Inc.†	3.25%	8/15/2033	31,224,000	26,134,391
MSCI, Inc.†	3.875%	2/15/2031	66,243,000	60,605,436
MSCI, Inc.†	4.00%	11/15/2029	44,098,000	41,498,762
PTC, Inc.†	4.00%	2/15/2028	20,054,000	19,022,523
ROBLOX Corp.†	3.875%	5/1/2030	25,180,000	22,479,067
Roper Technologies, Inc.	1.75%	2/15/2031	24,609,000	20,282,253
Twilio, Inc.	3.625%	3/15/2029	14,538,000	13,278,669
Twilio, Inc.	3.875%	3/15/2031	13,736,000	12,259,586
Workday, Inc.	3.80%	4/1/2032	20,288,000	18,903,241
Total				418,536,633

Telecommunications 2.06%
Altice France SA (France)†(c)	5.50%	10/15/2029	27,368,000	21,494,400
Altice France SA (France)†(c)	8.125%	2/1/2027	45,191,000	41,695,268
Connect Finco SARL/Connect U.S. Finco LLC (Luxembourg)†(c)	6.75%	10/1/2026	27,239,000	27,099,667
Frontier Communications Holdings LLC†	5.875%	10/15/2027	47,940,000	46,354,682
Frontier Communications Holdings LLC†	6.75%	5/1/2029	23,827,000	21,331,072
Frontier Communications Holdings LLC†	8.75%	5/15/2030	45,349,000	46,687,188
Hughes Satellite Systems Corp.	5.25%	8/1/2026	20,825,000	18,346,578
Lumen Technologies, Inc.†	4.00%	2/15/2027	34,777,000	22,476,723
NTT Finance Corp. (Japan)†(c)	4.372%	7/27/2027	19,947,000	19,772,972
Sprint Capital Corp.	6.875%	11/15/2028	66,369,000	71,958,332
Vmed O2 U.K. Financing I PLC (United Kingdom)†(c)	4.25%	1/31/2031	79,166,000	69,229,052
Vmed O2 U.K. Financing I PLC (United Kingdom)†(c)	4.75%	7/15/2031	24,505,000	21,904,554
Total				428,350,488

Transportation 0.24%
Central Japan Railway Co. (Japan)†(c)	4.25%	11/24/2045	18,040,000	15,723,320
Rand Parent LLC†	8.50%	2/15/2030	15,325,000	14,672,624
XPO, Inc.†	7.125%	2/1/2032	18,350,000	18,950,173
Total				49,346,117

Trucking & Leasing 0.17%
Fortress Transportation & Infrastructure Investors LLC†	5.50%	5/1/2028	35,638,000	34,300,274
Total Corporate Bonds (cost $15,273,910,807)				15,027,722,439

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
FLOATING RATE LOANS(j) 3.65%

Aerospace/Defense 0.23%
Alloy Finco Ltd. 2020 USD Term Loan B2 (Jersey)(c)	12.062% (3 mo. USD Term SOFR + 6.50%	)	12/6/2024		$8,102,769	$7,973,125
Alloy Finco Ltd. USD Holdco PIK Term Loan 13.50% (Jersey)(c)	0.50%		3/6/2025		18,477,541	17,014,674
Bleriot U.S. Bidco, Inc. 2023 Term Loan B	9.61% (3 mo. USD Term SOFR + 4.00%	)	10/31/2028		22,470,586	22,588,893
Total						47,576,692

Automotive 0.11%
DexKo Global, Inc. 2021 USD Term Loan B	9.36% (3 mo. USD Term SOFR + 3.75%	)	10/4/2028		23,247,178	23,160,001

Beverages 0.11%
Sunshine Investments BV 2022 USD Term Loan (Netherlands)(c)	9.63% (3 mo. USD Term SOFR + 4.25%	)	7/12/2029		22,201,588	22,246,657

Building Materials 0.09%
CP Atlas Buyer, Inc. 2021 Term Loan B	9.206% (1 mo. USD Term SOFR + 3.75%	)	11/23/2027		17,942,863	17,697,943

Chemicals 0.10%
Iris Holding, Inc. Term Loan	10.233% (3 mo. USD Term SOFR + 4.75%	)	6/28/2028		22,120,989	20,496,534

Commercial Services 0.11%
Mavis Tire Express Services Corp. 2021 Term Loan B	9.47% (1 mo. USD Term SOFR + 4.00%	)	5/4/2028		22,457,108	22,527,287

Construction & Engineering 0.10%
Brand Industrial Services, Inc. 2023 Term Loan B	10.877% (3 mo. USD Term SOFR + 5.50%	)	8/1/2030		21,235,488	21,161,589

Diversified Capital Goods 0.13%
CeramTec AcquiCo GmbH 2022 EUR Term Loan B(d)	7.455% (3 mo. EURIBOR + 3.50%	)	3/16/2029	EUR	25,074,401	27,538,609

Electric 0.00%
Helix Gen Funding LLC 2023 Term Loan	10.098% (3 mo. USD Term SOFR + 4.75%	)	12/31/2027		7,479	7,510

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Electric: Generation 0.34%
Astoria Energy LLC 2020 Term Loan B	8.97% (1 mo. USD Term SOFR + 3.50%	)	12/10/2027		$43,163,679	$43,337,413
EFS Cogen Holdings I LLC 2020 Term Loan B	9.11% (3 mo. USD Term SOFR + 3.50%	)	10/1/2027		23,753,059	23,751,634
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	–	(b)	7/28/2028		1,720,948	890,590
Frontera Generation Holdings LLC 2021 Term Loan	–	(b)	7/28/2026		1,773,053	1,861,705
Total						69,841,342

Entertainment 0.03%
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50%(d)	6.13% (6 mo. EURIBOR + 2.00%	)	12/31/2027	EUR	14,355,593	5,522,979

Gas Distribution 0.11%
Freeport LNG Investments LLLP Term Loan B	9.177% (3 mo. USD Term SOFR + 3.50%	)	12/21/2028		$22,504,934	22,527,102

Health Care Products 0.21%
Bausch & Lomb Corp. Term Loan (Canada)(c)	8.71% (3 mo. USD Term SOFR + 3.25%	)	5/10/2027		44,781,937	44,418,307

Healthcare 0.21%
Athenahealth Group, Inc. 2022 Term Loan B	8.606% (1 mo. USD Term SOFR + 3.25%	)	2/15/2029		21,078,216	21,014,981
eResearchTechnology, Inc. 2020 1st Lien Term Loan	9.97% (1 mo. USD Term SOFR + 4.50%	)	2/4/2027		22,478,449	22,483,731
Total						43,498,712

Information Technology 0.22%
Cloud Software Group, Inc. 2022 USD Term Loan B	9.948% (3 mo. USD Term SOFR + 4.50%	)	3/30/2029		23,250,003	22,769,077
Proofpoint, Inc. 1st Lien Term Loan	8.72% (1 mo. USD Term SOFR + 3.25%	)	8/31/2028		22,477,878	22,516,090
Total						45,285,167

Insurance 0.04%
USI, Inc. 2023 Acquisition Term Loan	8.598% (3 mo. USD Term SOFR + 3.25%	)	9/27/2030		9,014,740	9,040,071

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Machinery: Diversified 0.26%
CPM Holdings, Inc. 2023 Term Loan	9.843% (1 mo. USD Term SOFR + 4.50%	)	9/28/2028	$7,793,000	$7,828,731
LSF12 Badger Bidco LLC Term Loan B	11.356% (1 mo. USD Term SOFR + 6.00%	)	8/30/2030	22,539,246	22,525,158
SPX Flow, Inc. 2022 Term Loan	9.956% (1 mo. USD Term SOFR + 4.50%	)	4/5/2029	22,593,694	22,697,286
Total					53,051,175

Media 0.16%
Virgin Media Bristol LLC 2023 USD Term Loan Y	8.79% (6 mo. USD Term SOFR + 3.25%	)	3/31/2031	33,226,000	33,163,701

Metal Fabricate/Hardware 0.10%
Tank Holding Corp. 2022 Term Loan	11.206% (1 mo. USD Term SOFR + 5.75%	)	3/31/2028	21,932,996	21,055,676

Oil & Gas 0.17%
Par Petroleum LLC 2023 Term Loan B	9.738% (3 mo. USD Term SOFR + 4.25%	)	2/28/2030	14,281,495	14,306,488
Parkway Generation LLC Term Loan B	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	19,884,869	19,171,101
Parkway Generation LLC Term Loan C	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	2,634,861	2,540,282
Total					36,017,871

Personal & Household Products 0.00%
FGI Operating Co. LLC Exit Term Loan	–	(b)	5/16/2024	807,005	101,279	(k)

Real Estate 0.02%
Cushman & Wakefield U.S. Borrower LLC 2023 Term Loan B	9.356% (1 mo. USD Term SOFR + 4.00%	)	1/31/2030	5,165,004	5,171,460

Retail 0.17%
Restoration Hardware, Inc. Term Loan B	7.97% (1 mo. USD Term SOFR + 2.50%	)	10/20/2028	35,955,652	35,074,739

Software 0.41%
Applied Systems, Inc. 2022 Extended 1st Lien Term Loan	9.848% (3 mo. USD Term SOFR + 4.25%	)	9/18/2026	22,501,908	22,632,306
Banff Merger Sub Inc 2023 USD Term Loan	–	(b)	12/2/2028	22,014,955	22,014,955

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Software (continued)
Project Alpha Intermediate Holding, Inc. 2023 1st Lien Term Loan B	10.106% (1 mo. USD Term SOFR + 4.75%	)	10/28/2030		$35,591,000	$35,854,196
Quartz Acquireco LLC Term Loan B	8.856% (1 mo. USD Term SOFR + 3.50%	)	6/28/2030		4,507,216	4,526,935
Total						85,028,392

Software/Services 0.22%
Peraton Corp. Term Loan B	9.206% (1 mo. USD Term SOFR + 3.75%	)	2/1/2028		44,942,782	45,111,318
Total Floating Rate Loans (cost $761,630,695)						756,322,113

FOREIGN GOVERNMENT OBLIGATIONS 5.20%

Angola 0.25%
Angola Government International Bonds(c)	9.375%		5/8/2048		63,270,000	52,816,404

Argentina 0.22%
Argentina Republic Government International Bonds(c)	0.75%	(l)	7/9/2030		112,506,166	45,396,994

Brazil 0.20%
Brazil Notas do Tesouro Nacional(d)	10.00%		1/1/2029	BRL	214,000,000	41,849,851

Cayman Islands 0.10%
Ivory Coast Government International Bonds(c)	6.125%		6/15/2033		$22,567,000	20,821,668

Colombia 0.17%
Colombia Government International Bonds(c)	8.00%		4/20/2033		31,633,000	34,559,848

Costa Rica 0.28%
Costa Rica Government International Bonds†(c)	7.158%		3/12/2045		54,766,000	58,271,024

Dominican Republic 0.44%
Dominican Republic International Bonds†(c)	6.00%		2/22/2033		93,178,000	92,129,747

Ecuador 0.14%
Ecuador Government International Bonds†(c)	6.00%	(l)	7/31/2030		61,961,479	28,955,150

Egypt 0.06%
Egypt Government International Bonds(c)	8.50%		1/31/2047		4,553,000	2,845,352
Egypt Government International Bonds(c)	8.50%		1/31/2047		14,569,000	9,104,751
Total						11,950,103

El Salvador 0.35%
El Salvador Government International Bonds(c)	8.625%		2/28/2029		80,692,000	72,622,800

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Gabon 0.12%
Gabon Government International Bonds(c)	6.95%	6/16/2025		$8,745,000	$8,362,931
Gabon Government International Bonds(c)	6.95%	6/16/2025		18,379,000	17,576,021
Total					25,938,952

Jordan 0.20%
Jordan Government International Bonds†(c)	7.50%	1/13/2029		40,699,000	41,320,514

Kenya 0.10%
Republic of Kenya Government International Bonds(c)	7.00%	5/22/2027		19,700,000	18,531,298
Republic of Kenya Government International Bonds(c)	7.25%	2/28/2028		2,795,000	2,563,051
Total					21,094,349

Mexico 0.35%
Mexico Bonos(d)	7.50%	5/26/2033	MXN	1,367,800,000	73,012,698

Nigeria 0.30%
Nigeria Government International Bonds(c)	7.143%	2/23/2030		$58,674,000	53,015,480
Nigeria Government International Bonds(c)	7.625%	11/28/2047		11,054,000	8,798,818
Total					61,814,298

Senegal 0.37%
Senegal Government International Bonds†(c)	6.25%	5/23/2033		85,313,000	76,459,217

Serbia 0.21%
Serbia International Bonds†(c)	6.25%	5/26/2028		42,356,000	43,442,220

South Africa 0.24%
Republic of South Africa Government International Bonds(c)	4.30%	10/12/2028		54,117,000	50,737,935

Sri Lanka 0.12%
Sri Lanka Government International Bonds†(c)(h)	5.875%	7/25/2022		45,243,000	23,956,168

Turkey 0.77%
Istanbul Metropolitan Municipality†(c)	10.50%	12/6/2028		20,592,000	21,904,740
Turkiye Government International Bonds(c)	5.125%	2/17/2028		112,768,000	107,709,115
Turkiye Government International Bonds(c)	9.375%	3/14/2029		27,200,000	30,146,304
Total					159,760,159

Uruguay 0.21%
Uruguay Government International Bonds(d)	9.75%	7/20/2033	UYU	1,645,058,743	42,627,911
Total Foreign Government Obligations (cost $1,063,234,278)					1,079,538,010

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 13.40%
Government National Mortgage Association(m)	3.00%	TBA	$148,709,000	$134,755,541
Government National Mortgage Association(m)	3.50%	TBA	65,450,000	60,960,539
Government National Mortgage Association(m)	4.00%	TBA	118,032,000	112,750,405
Government National Mortgage Association(m)	4.50%	TBA	117,633,000	114,821,130
Government National Mortgage Association(m)	5.00%	TBA	347,956,000	345,639,330
Government National Mortgage Association(m)	5.50%	TBA	177,570,000	178,819,648
Government National Mortgage Association(m)	6.00%	TBA	229,740,000	233,553,445
Government National Mortgage Association(m)	6.50%	TBA	294,372,000	301,095,422
Government National Mortgage Association(m)	7.00%	TBA	209,848,000	215,635,593
Uniform Mortgage-Backed Security(m)	4.00%	TBA	115,028,000	108,903,658
Uniform Mortgage-Backed Security(m)	4.50%	TBA	79,396,000	77,017,222
Uniform Mortgage-Backed Security(m)	5.00%	TBA	26,639,000	26,809,656
Uniform Mortgage-Backed Security(m)	5.50%	TBA	258,890,000	260,794,458
Uniform Mortgage-Backed Security(m)	6.00%	TBA	295,522,000	300,902,880
Uniform Mortgage-Backed Security(m)	6.50%	TBA	140,311,000	143,780,407
Uniform Mortgage-Backed Security(m)	7.00%	TBA	159,805,000	164,692,785
Total Government Sponsored Enterprises Pass-Throughs (cost $2,766,810,549)				2,780,932,119

MUNICIPAL BONDS 0.37%

Government 0.11%
Foothill-Eastern Transportation Corridor Agency CA	4.094%	1/15/2049	26,814,000	22,456,095

Miscellaneous 0.18%
Dallas Convention Center Hotel Development Corp. TX	7.088%	1/1/2042	17,645,000	20,160,423
New York City Industrial Development Agency NY†	11.00%	3/1/2029	15,138,000	17,162,762
Total				37,323,185

Tax Revenue 0.08%
Memphis-Shelby County Industrial Development Board Tax Allocation TN(h)	7.00%	7/1/2045	22,085,000	16,499,421	(n)
Total Municipal Bonds (cost $88,488,417)				76,278,701

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.28%
BBCMS Mortgage Trust Series 2019-BWAY Class A†	6.433% (1 mo. USD Term SOFR + 1.07%	)#	11/15/2034	$24,790,000	$19,456,863
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.909% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035	59,340,000	58,925,142
BMO Mortgage Trust Series 2023-C5 Class A5	5.765%		6/15/2056	14,190,000	14,979,736
BX Commercial Mortgage Trust Series 2020-VIV4 Class A†	2.843%		3/9/2044	14,051,000	12,042,550
BX Commercial Mortgage Trust Series 2021-VOLT Class A†	6.176% (1 mo. USD Term SOFR + 0.81%	)#	9/15/2036	30,565,000	29,812,389
BX Trust Series 2021-ARIA Class A†	6.376% (1 mo. USD Term SOFR + 1.01%	)#	10/15/2036	12,340,000	12,075,734
BX Trust Series 2022-PSB Class A†	7.813% (1 mo. USD Term SOFR + 2.45%	)#	8/15/2039	21,020,169	21,102,004
CF Trust Series 2019-BOSS Class A1†	8.659% (1 mo. USD Term SOFR + 3.30%	)#	12/15/2024	18,050,000	17,331,854
CIM Trust Series 2020-J1 Class A2†	2.50%	#(o)	7/25/2050	8,614,866	7,106,498
CIM Trust Series 2021-J1 Class A1†	2.50%	#(o)	3/25/2051	9,300,222	7,683,435
Citigroup Mortgage Loan Trust, Inc. Series 2021-INV2 Class A3A†	2.50%	#(o)	5/25/2051	42,964,731	35,386,440
Citigroup Mortgage Loan Trust, Inc. Series 2022-INV1 Class A3B†	3.00%	#(o)	11/27/2051	62,504,962	53,766,593
CS Master Trust Series 2021-BLUF Class A†(h)	9.65% (1 mo. USD Term SOFR + 4.29%	)#	4/15/2023	19,335,000	18,751,276	(n)
CSMC Trust Series 2021-BPNY Class A†	9.191% (1 mo. USD Term SOFR + 3.83%	)#	8/15/2026	38,040,000	33,676,333
CSMC Trust Series 2021-BRIT Class A†	8.936% (1 mo. USD Term SOFR + 3.57%	)#	5/15/2026	51,195,393	46,428,656
Federal Home Loan Mortgage Corp. STACR REMICS Notes Series 2022-HQA2 Class M1B†	9.337% (30 day USD SOFR Average + 4.00%	)#	7/25/2042	7,550,000	7,931,473
Federal Home Loan Mortgage Corp. STACR REMICS Notes Series 2023-DNA2 Class M1A†	7.437% (30 day USD SOFR Average + 2.10%	)#	4/25/2043	21,725,350	22,081,248
Federal Home Loan Mortgage Corp. STACR REMICS Notes Series 2023-DNA2 Class M1B†	8.587% (30 day USD SOFR Average + 3.25%	)#	4/25/2043	43,500,000	45,394,503
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2021-HQA3 Class M1†	6.187% (30 day USD SOFR Average + 0.85%	)#	9/25/2041	11,863,073	11,748,412

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-DNA2 Class M1B†	7.737% (30 day USD SOFR Average + 2.40%	)#	2/25/2042	$16,065,000	$16,284,213
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA3 Class M1A†	7.637% (30 day USD SOFR Average + 2.30%	)#	8/25/2042	30,023,344	30,543,955
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2022-HQA3 Class M1B†	8.887% (30 day USD SOFR Average + 3.55%	)#	8/25/2042	32,190,000	33,354,692
Federal Home Loan Mortgage Corp. STACR REMICS Trust Series 2023-HQA3 Class M2†	8.687% (30 day USD SOFR Average + 3.35%	)#	11/25/2043	24,400,000	24,990,512
Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R01 Class 1B2†	11.337% (30 day USD SOFR Average + 6.00%	)#	12/25/2041	25,930,000	26,557,161
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R03 Class 2M2†	9.237% (30 day USD SOFR Average + 3.90%	)#	4/25/2043	17,850,000	19,142,713
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06 Class 1M2†	8.037% (30 day USD SOFR Average + 2.70%	)#	7/25/2043	9,700,000	9,908,028
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R05 Class 1B1†	9.552% (30 day USD SOFR Average + 4.21%	)#	7/25/2039	18,450,349	19,164,374
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R02 Class 2M1†	6.537% (30 day USD SOFR Average + 1.20%	)#	1/25/2042	12,276,891	12,240,219
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R08 Class 1M1†	7.887% (30 day USD SOFR Average + 2.55%	)#	7/25/2042	19,636,486	20,151,531
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.737% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	44,051,160	44,929,214

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Flagstar Mortgage Trust Series 2021-8INV Class A3†	2.50%	#(o)	9/25/2051	$10,522,462	$8,680,095
GS Mortgage Securities Corp. Trust Series 2021-PJ1 Class A2†	2.50%	#(o)	6/25/2051	19,092,834	15,702,340
GS Mortgage Securities Corp. Trust Series 2021-PJ5 Class A2†	2.50%	#(o)	10/25/2051	6,938,952	5,715,377
GS Mortgage Securities Corp. Trust Series 2021-RENT Class G†	11.176% (1 mo. USD Term SOFR + 5.81%	)#	11/21/2035	593,847	64,581
GS Mortgage Securities Corp. Trust Series 2021-RSMZ Class MZ†	14.977% (1 mo. USD Term SOFR + 9.61%	)#	6/15/2026	69,790,000	697,900	(e)
GS Mortgage Securities Corp. Trust Series 2023-FUN Class A†	7.453% (1 mo. USD Term SOFR + 2.09%	)#	3/15/2028	41,970,000	41,895,994
GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ6 Class A8†	2.50%	#(o)	11/25/2051	15,140,355	13,223,487
GS Mortgage-Backed Securities Trust Series 2021-PJ6 Class A2†	2.50%	#(o)	11/25/2051	21,896,328	18,088,694
GS Mortgage-Backed Securities Trust Series 2021-PJ7 Class A2†	2.50%	#(o)	1/25/2052	14,237,680	11,727,090
Hilton Orlando Trust Series 2018-ORL Class A†	6.429% (1 mo. USD Term SOFR + 1.07%	)#	12/15/2034	13,143,000	13,048,685
HPLY Trust Series 2019-HIT Class A†	6.475% (1 mo. USD Term SOFR + 1.11%	)#	11/15/2036	17,614,529	17,509,587
JP Morgan Mortgage Trust Series 2020-7 Class A3†	3.00%	#(o)	1/25/2051	9,091,398	7,830,357
JP Morgan Mortgage Trust Series 2021-12 Class A3†	2.50%	#(o)	2/25/2052	11,187,122	9,200,519
JP Morgan Mortgage Trust Series 2021-7 Class A3†	2.50%	#(o)	11/25/2051	7,645,290	6,290,622
JP Morgan Mortgage Trust Series 2021-INV5 Class A2†	3.00%	#(o)	12/25/2051	9,516,070	7,883,740
JP Morgan Mortgage Trust Series 2021-INV8 Class A2†	3.00%	#(o)	5/25/2052	39,392,960	33,781,728
JP Morgan Mortgage Trust Series 2022-4 Class A2A†	3.00%	#(o)	10/25/2052	17,307,562	14,820,680
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-BOLT Class D†	12.177% (1 mo. USD Term SOFR + 6.81%	)#	8/15/2033	41,665,000	24,107,448
Life Mortgage Trust Series 2022-BMR2 Class A1†	6.657% (1 mo. USD Term SOFR + 1.30%	)#	5/15/2039	37,340,000	36,556,140
SHOW Trust Series 2022-BIZ Class A†	8.342% (1 mo. USD Term SOFR + 2.98%	)#	1/15/2027	81,900,000	76,056,703
Total Non-Agency Commercial Mortgage-Backed Securities (cost $1,199,586,326)					1,095,829,518

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2023

Investments	Dividend Rate	Shares	Fair Value
PREFERRED STOCKS 0.06%

Transportation Infrastructure
ACBL Holdings Corp.(cost $5,126,725)	Zero Coupon	205,069	$13,329,485
Total Long-Term Investments (cost $23,311,148,153)			23,093,496,855

		Principal Amount
SHORT-TERM INVESTMENTS 0.48%

REPURCHASE AGREEMENTS 0.43%
Repurchase Agreement dated 12/29/2023, 2.800% due 1/2/2024 with Fixed Income Clearing Corp. collateralized by $89,069,600 of U.S. Treasury Note at 4.625% due 3/15/2026; value: $91,075,540; proceeds: $89,317,503 (cost $89,289,724)		$89,289,724	89,289,724

		Shares
MONEY MARKET FUNDS 0.04%
Fidelity Government Portfolio(p) (cost $8,494,492)		8,494,492	8,494,492

TIME DEPOSITS 0.01%
CitiBank N.A.(p) (cost $943,832)		943,832	943,832
Total Short-Term Investments (cost $98,728,048)			98,728,048
Total Investments in Securities 111.77% (cost $23,409,876,201)			23,192,224,903
Other Assets and Liabilities – Net(r) (11.77)%			(2,442,314,534)
Net Assets 100.00%			$20,749,910,369

BRL	Brazilian Real.
EUR	Euro.
GBP	British Pound.
MXN	Mexican Peso.
UYU	Uruguayan Peso.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
CR	Custodian Receipt.
EURIBOR	Euro Interbank Offered Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REMICS	Real Estate Mortgage Investment Conduits.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2023

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2023, the total value of Rule 144A securities was $12,179,915,717, which represents 58.70% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2023.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(n)).
(b)	Interest Rate to be determined.
(c)	Foreign security traded in U.S. dollars.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Level 3 Investment as described in Note 2(r) in the Notes to Financials. Security fair valued by the Pricing Committee.
(f)	Security has been deemed worthless.
(g)	Security is perpetual in nature and has no stated maturity.
(h)	Defaulted (non-income producing security).
(i)	Amount is less than $1.
(j)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2023.
(k)	Level 3 Investment as described in Note 2(r) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee.
(l)	Step Bond – Security with a predetermined schedule of interest rate changes.
(m)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(n)	Level 3 Investment as described in Note 2(r) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(o)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(p)	Security was purchased with the cash collateral from loaned securities.
(q)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(r)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swap contracts as follows:

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at December 31, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	$60,151,898	$223,743
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	29,848,102	111,024 (1)
Total Unrealized Appreciation on Centrally Cleared CPI Swap Contracts					$334,767

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Depreciation
Bank of America	2.665%	CPI Urban Consumer NSA	10/23/2028	$200,000,000	$(3,085,126)
Bank of America	2.665%	CPI Urban Consumer NSA	5/12/2052	97,080,000	(3,608,532)
Bank of America	2.748%	CPI Urban Consumer NSA	4/20/2052	128,000,000	(6,950,019)
Total Unrealized Depreciation on Centrally Cleared CPI Swap Contracts					$(13,643,677)

NSA	Non-seasonally adjusted
(1)	Unrealized depreciation on Centrally Cleared CPI Swap Contract is $25,895, which includes upfront payment of $136,919. Upfront payments paid (received) by Central Clearing Party are presented net of amortization.

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2023

Forward Foreign Currency Exchange Contracts at December 31, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Swiss franc	Buy	Morgan Stanley	2/22/2024	2,828,000	$3,283,509	$3,379,522	$96,013

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Sell	Morgan Stanley	2/23/2024	32,919,000	$22,094,347	$22,468,238	$(373,891)
British pound	Sell	State Street Bank and Trust	2/23/2024	57,924,000	72,847,481	73,852,669	(1,005,188)
Canadian dollar	Sell	Bank of America	2/9/2024	27,500,000	20,067,280	20,764,912	(697,632)
Euro	Sell	State Street Bank and Trust	2/28/2024	66,863,000	72,423,661	73,976,374	(1,552,713)
Swiss franc	Sell	Morgan Stanley	2/22/2024	19,486,000	22,239,471	23,286,198	(1,046,727)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(4,676,151)

Futures Contracts at December 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2024	1,431	Long	$164,611,464	$168,880,359	$4,268,895
U.S. 2-Year Treasury Note	March 2024	2,391	Long	487,301,956	492,340,522	5,038,566
U.S. 5-Year Treasury Note	March 2024	3,947	Long	428,778,327	429,328,760	550,433
U.S. Ultra Treasury Bond	March 2024	1,484	Long	195,308,329	198,253,125	2,944,796
Total Unrealized Appreciation on Futures Contracts						$12,802,690

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2024	15,128	Short	$(1,654,311,064)	$(1,707,809,375)	$(53,498,311)
U.S. Long Bond	March 2024	2,792	Short	(323,468,702)	(348,825,500)	(25,356,798)
Total Unrealized Depreciation on Futures Contracts						$(78,855,109)

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$966,694,989	$–	$966,694,989
Common Stocks
Automobile Components	–	7,530,339	–	7,530,339
Electric-Generation	–	9,135	–	9,135
Industrial REITS	–	23,013,655	–	23,013,655
Miscellaneous Financials	–	–	6,602,720	6,602,720
Personal Care Products	–	12,560,985	–	12,560,985
Specialty Retail	–	4,043,830	–	4,043,830
Textiles, Apparel & Luxury Goods	45,816,829	64,982,950	–	110,799,779
Transportation Infrastructure	–	1,908,122	–	1,908,122
Remaining Industries	1,130,380,916	–	–	1,130,380,916

44	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2023

Investment Type(2)	Level 1	Level 2	Level 3		Total
Corporate Bonds
Banks	$–	$1,002,380,077	$1		$1,002,380,078
Diversified Financial Services	–	416,725,195	–	(3)	416,725,195
Mining	–	354,041,024	–	(4)	354,041,024
Savings & Loans	–	–	–	(3)	– (3)
Remaining Industries	–	13,254,576,142	–		13,254,576,142
Floating Rate Loans
Personal & Household Products	–	–	101,279		101,279
Remaining Industries	–	756,220,834	–		756,220,834
Foreign Government Obligations	–	1,079,538,010	–		1,079,538,010
Government Sponsored Enterprises Pass-Throughs	–	2,780,932,119	–		2,780,932,119
Municipal Bonds
Tax Revenue	–	–	16,499,421		16,499,421
Remaining Industries	–	59,779,280	–		59,779,280
Non-Agency Commercial Mortgage-Backed Securities	–	1,076,380,342	19,449,176		1,095,829,518
Preferred Stocks	–	13,329,485	–		13,329,485
Short-Term Investments
Repurchase Agreements	–	89,289,724	–		89,289,724
Money Market Funds	8,494,492	–	–		8,494,492
Time Deposits	–	943,832	–		943,832
Total	$1,184,692,237	$21,964,880,069	$42,652,597		$23,192,224,903
Other Financial Instruments
Centrally Cleared CPI Swap Contracts
Assets	$–	$334,767	$–		$334,767
Liabilities	–	(13,643,677)	–		(13,643,677)
Forward Foreign Currency Exchange Contracts
Assets	–	96,013	–		96,013
Liabilities	–	(4,676,151)	–		(4,676,151)
Futures Contracts
Assets	12,802,690	–	–		12,802,690
Liabilities	(78,855,109)	–	–		(78,855,109)
Total	$(66,052,419)	$(17,889,048)	$–		$(83,941,467)

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Amount less than $1.
(4)	Includes securities with zero fair value.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	45

Statement of Assets and Liabilities

December 31, 2023

ASSETS:
Investments in securities, at fair value including $9,038,148 of securities loaned (cost $23,409,876,201)	$23,192,224,903
Cash	30,351
Cash at brokers for forwards, swap contracts and TBA collateral	29,845,000
Deposits with brokers for futures collateral	31,422,335
Deposits with brokers for forwards and swap contracts collateral	46,276,687
Foreign cash, at value (cost $3,010,760)	3,065,927
Receivables:
Investment securities sold	2,887,836,182
Interest and dividends	289,120,059
Capital shares sold	123,743,547
Variation margin for futures contracts	398,412
Securities lending income	141,401
Unrealized appreciation on forward foreign currency exchange contracts	96,013
Prepaid expenses and other assets	174,787
Total assets	26,604,375,604
LIABILITIES:
Payables:
Investment securities purchased	5,635,391,199
Capital shares reacquired	56,806,145
To brokers for forwards, swap contracts and TBA collateral	29,845,000
Collateral due to broker for securities lending	9,438,324
Management fee	7,440,814
Directors’ fees	2,164,153
12b-1 distribution plan	1,864,353
Variation margin for centrally cleared swap contracts agreements	1,707,379
Fund administration	699,492
Unrealized depreciation on forward foreign currency exchange contracts	4,676,151
Distributions payable	100,500,784
Accrued expenses and other liabilities	3,931,441
Total liabilities	5,854,465,235
NET ASSETS	$20,749,910,369
COMPOSITION OF NET ASSETS:
Paid-in capital	$24,264,753,469
Total distributable earnings (loss)	(3,514,843,100)
Net Assets	$20,749,910,369

46	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2023

Net assets by class:
Class A Shares	$4,727,744,706
Class C Shares	$695,474,332
Class F Shares	$583,403,505
Class F3 Shares	$4,988,157,934
Class I Shares	$9,041,631,972
Class P Shares	$8,284,407
Class R2 Shares	$4,037,010
Class R3 Shares	$189,931,398
Class R4 Shares	$61,657,760
Class R5 Shares	$25,659,037
Class R6 Shares	$423,928,308
Outstanding shares by class:
Class A Shares (1.8 billion shares of common stock authorized, $.001 par value)	668,079,795
Class C Shares (600 million shares of common stock authorized, $.001 par value)	98,018,904
Class F Shares (2.25 billion shares of common stock authorized, $.001 par value)	82,574,494
Class F3 Shares (3 billion shares of common stock authorized, $.001 par value)	708,221,761
Class I Shares (3.9 billion shares of common stock authorized, $.001 par value)	1,284,916,802
Class P Shares (160 million shares of common stock authorized, $.001 par value)	1,144,230
Class R2 Shares (478 million shares of common stock authorized, $.001 par value)	570,404
Class R3 Shares (478 million shares of common stock authorized, $.001 par value)	26,882,753
Class R4 Shares (478 million shares of common stock authorized, $.001 par value)	8,709,651
Class R5 Shares (478 million shares of common stock authorized, $.001 par value)	3,641,097
Class R6 Shares (478 million shares of common stock authorized, $.001 par value)	60,193,438
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$7.08
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$7.24
Class C Shares-Net asset value	$7.10
Class F Shares-Net asset value	$7.07
Class F3 Shares-Net asset value	$7.04
Class I Shares-Net asset value	$7.04
Class P Shares-Net asset value	$7.24
Class R2 Shares-Net asset value	$7.08
Class R3 Shares-Net asset value	$7.07
Class R4 Shares-Net asset value	$7.08
Class R5 Shares-Net asset value	$7.05
Class R6 Shares-Net asset value	$7.04

See Notes to Financial Statements.	47

Statement of Operations

For the Year Ended December 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $461,262)	$16,062,894
Securities lending net income	430,287
Interest and other	1,221,960,206
Total investment income	1,238,453,387
Expenses:
Management fee	90,113,130
12b-1 distribution plan–Class A	9,715,458
12b-1 distribution plan–Class C	6,283,250
12b-1 distribution plan–Class F	1,041,201
12b-1 distribution plan–Class P	37,604
12b-1 distribution plan–Class R2	23,526
12b-1 distribution plan–Class R3	966,940
12b-1 distribution plan–Class R4	155,068
Shareholder servicing	15,567,033
Fund administration	8,486,313
Reports to shareholders	1,864,221
Registration	699,628
Professional	615,440
Directors’ fees	613,448
Custody	305,038
Interest paid from Interfund Lending (See Note 11)	63,400
Other	1,116,218
Gross expenses	137,666,916
Expense reductions (See Note 9)	(149,412)
Fees waived and expenses reimbursed (See Note 3)	(305,038)
Net expenses	137,212,466
Net investment income	1,101,240,921
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,178,507,732)
Net realized gain (loss) on futures contracts	(174,551,181)
Net realized gain (loss) on forward foreign currency exchange contracts	(11,472,984)
Net realized gain (loss) on swap contracts	(2,604,696)
Net realized gain (loss) on foreign currency related transactions	1,837,247
Net change in unrealized appreciation/depreciation on investments	1,731,494,088
Net change in unrealized appreciation/depreciation on futures contracts	(78,697,634)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	3,635,364
Net change in unrealized appreciation/depreciation on swap contracts	(11,532,729)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	1,124,097
Net realized and unrealized gain (loss)	280,723,840
Net Increase in Net Assets Resulting From Operations	$1,381,964,761

48	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Operations:
Net investment income	$1,101,240,921	$1,007,955,242
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(1,365,299,346)	(1,687,267,901)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	1,646,023,186	(2,825,997,121)
Net increase (decrease) in net assets resulting from operations	1,381,964,761	(3,505,309,780)
Distributions to shareholders:
Class A	(253,513,962)	(258,137,835)
Class C	(35,009,444)	(39,217,051)
Class F	(53,749,034)	(238,224,930)
Class F3	(263,944,080)	(234,107,585)
Class I	(493,546,120)	(305,660,648)
Class P	(415,300)	(424,907)
Class R2	(189,175)	(167,781)
Class R3	(9,513,535)	(9,453,761)
Class R4	(3,205,554)	(3,078,235)
Class R5	(1,360,657)	(1,244,588)
Class R6	(22,260,421)	(18,910,165)
Total distributions to shareholders	(1,136,707,282)	(1,108,627,486)
Capital share transactions (See Note 16):
Net proceeds from sales of shares	7,402,293,476	14,139,129,708
Reinvestment of distributions	1,041,056,658	1,007,856,191
Cost of shares reacquired	(9,155,380,038)	(17,823,838,815)
Net decrease in net assets resulting from capital share transactions	(712,029,904)	(2,676,852,916)
Net decrease in net assets	(466,772,425)	(7,290,790,182)
NET ASSETS:
Beginning of year	$21,216,682,794	$28,507,472,976
End of year	$20,749,910,369	$21,216,682,794

See Notes to Financial Statements.	49

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions

Class A
12/31/2023	$6.98	$0.35	$ 0.11	$ 0.46	$(0.36)	$ –	$(0.36)
12/31/2022	8.37	0.31	(1.37)	(1.06)	(0.32)	(0.01)	(0.33)
12/31/2021	8.41	0.27	–	0.27	(0.28)	(0.03)	(0.31)
12/31/2020	8.13	0.29	0.30	0.59	(0.31)	–	(0.31)
12/31/2019	7.47	0.31	0.68	0.99	(0.33)	–	(0.33)

Class C
12/31/2023	7.00	0.31	0.11	0.42	(0.32)	–	(0.32)
12/31/2022	8.39	0.26	(1.36)	(1.10)	(0.28)	(0.01)	(0.29)
12/31/2021	8.43	0.22	–	0.22	(0.23)	(0.03)	(0.26)
12/31/2020	8.16	0.24	0.29	0.53	(0.26)	–	(0.26)
12/31/2019	7.49	0.26	0.69	0.95	(0.28)	–	(0.28)

Class F
12/31/2023	6.97	0.35	0.12	0.47	(0.37)	–	(0.37)
12/31/2022	8.36	0.31	(1.36)	(1.05)	(0.33)	(0.01)	(0.34)
12/31/2021	8.40	0.28	–	0.28	(0.29)	(0.03)	(0.32)
12/31/2020	8.12	0.29	0.31	0.60	(0.32)	–	(0.32)
12/31/2019	7.46	0.32	0.67	0.99	(0.33)	–	(0.33)

Class F3
12/31/2023	6.95	0.37	0.10	0.47	(0.38)	–	(0.38)
12/31/2022	8.33	0.33	(1.36)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.10	0.31	0.29	0.60	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.69	1.02	(0.35)	–	(0.35)

Class I
12/31/2023	6.94	0.36	0.11	0.47	(0.37)	–	(0.37)
12/31/2022	8.32	0.32	(1.35)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.36	0.28	0.01 (c)	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.09	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.32	0.68	1.00	(0.34)	–	(0.34)

Class P
12/31/2023	7.14	0.34	0.11	0.45	(0.35)	–	(0.35)
12/31/2022	8.56	0.29	(1.39)	(1.10)	(0.31)	(0.01)	(0.32)
12/31/2021	8.60	0.26	–	0.26	(0.27)	(0.03)	(0.30)
12/31/2020	8.32	0.28	0.30	0.58	(0.30)	–	(0.30)
12/31/2019	7.64	0.30	0.69	0.99	(0.31)	–	(0.31)

50	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$7.08	6.85	0.78	0.78	5.05	$4,727,745	263
6.98	(12.68)	0.77	0.78	4.12	5,029,503	181
8.37	3.26	0.76	0.76	3.19	6,750,572	81
8.41	7.60	0.78	0.78	3.65	5,877,018	109
8.13	13.37	0.79	0.79	3.90	5,246,570	217

7.10	6.19	1.41	1.41	4.42	695,474	263
7.00	(13.21)	1.42	1.42	3.47	833,154	181
8.39	2.60	1.40	1.40	2.55	1,269,001	81
8.43	6.77	1.42	1.42	3.02	1,197,178	109
8.16	12.77	1.42	1.42	3.28	1,328,321	217

7.07	6.96	0.68	0.68	5.00	583,404	263
6.97	(12.62)	0.67	0.67	4.04	2,261,927	181
8.36	3.48	0.66	0.66	3.28	11,596,041	81
8.40	7.57	0.68	0.68	3.73	7,838,614	109
8.12	13.64	0.69	0.69	3.97	5,743,483	217

7.04	7.02	0.50	0.50	5.36	4,988,158	263
6.95	(12.40)	0.50	0.50	4.41	4,616,783	181
8.33	3.53	0.49	0.49	3.44	5,134,497	81
8.37	7.77	0.50	0.50	3.91	2,989,747	109
8.10	13.86	0.52	0.52	4.14	2,290,420	217

7.04	7.08	0.58	0.58	5.27	9,041,632	263
6.94	(12.49)	0.58	0.58	4.44	7,788,311	181
8.32	3.46	0.56	0.56	3.38	2,962,943	81
8.36	7.69	0.58	0.58	3.84	1,782,404	109
8.09	13.80	0.59	0.59	4.07	1,401,118	217

7.24	6.56	1.03	1.03	4.80	8,284	263
7.14	(12.89)	1.02	1.03	3.86	8,699	181
8.56	3.01	1.01	1.01	2.95	12,453	81
8.60	7.25	1.03	1.03	3.42	14,104	109
8.32	13.16	1.04	1.04	3.67	16,727	217

See Notes to Financial Statements.	51

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions

Class R2
12/31/2023	$6.98	$0.32	$ 0.11	$ 0.43	$(0.33)	$ –	$(0.33)
12/31/2022	8.37	0.28	(1.37)	(1.09)	(0.29)	(0.01)	(0.30)
12/31/2021	8.41	0.24	–	0.24	(0.25)	(0.03)	(0.28)
12/31/2020	8.13	0.26	0.30	0.56	(0.28)	–	(0.28)
12/31/2019	7.47	0.28	0.67	0.95	(0.29)	–	(0.29)

Class R3
12/31/2023	6.97	0.33	0.11	0.44	(0.34)	–	(0.34)
12/31/2022	8.36	0.28	(1.36)	(1.08)	(0.30)	(0.01)	(0.31)
12/31/2021	8.39	0.25	0.01 (c)	0.26	(0.26)	(0.03)	(0.29)
12/31/2020	8.12	0.27	0.29	0.56	(0.29)	–	(0.29)
12/31/2019	7.46	0.29	0.67	0.96	(0.30)	–	(0.30)

Class R4
12/31/2023	6.98	0.35	0.11	0.46	(0.36)	–	(0.36)
12/31/2022	8.37	0.30	(1.36)	(1.06)	(0.32)	(0.01)	(0.33)
12/31/2021	8.41	0.27	–	0.27	(0.28)	(0.03)	(0.31)
12/31/2020	8.14	0.29	0.29	0.58	(0.31)	–	(0.31)
12/31/2019	7.47	0.30	0.69	0.99	(0.32)	–	(0.32)

Class R5
12/31/2023	6.95	0.36	0.11	0.47	(0.37)	–	(0.37)
12/31/2022	8.33	0.32	(1.35)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.10	0.30	0.29	0.59	(0.32)	–	(0.32)
12/31/2019	7.43	0.33	0.68	1.01	(0.34)	–	(0.34)

Class R6
12/31/2023	6.95	0.37	0.10	0.47	(0.38)	–	(0.38)
12/31/2022	8.33	0.33	(1.36)	(1.03)	(0.34)	(0.01)	(0.35)
12/31/2021	8.37	0.29	–	0.29	(0.30)	(0.03)	(0.33)
12/31/2020	8.09	0.31	0.30	0.61	(0.33)	–	(0.33)
12/31/2019	7.43	0.33	0.68	1.01	(0.35)	–	(0.35)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations for the year ended December 31, 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

52	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$7.08	6.43	1.18	1.18	4.66	$4,037	263
6.98	(13.04)	1.18	1.18	3.73	3,890	181
8.37	2.85	1.16	1.16	2.80	4,700	81
8.41	7.17	1.18	1.18	3.28	5,222	109
8.13	12.93	1.19	1.19	3.52	6,688	217

7.07	6.54	1.08	1.08	4.75	189,931	263
6.97	(12.97)	1.07	1.08	3.82	200,096	181
8.36	3.07	1.06	1.06	2.90	264,066	81
8.39	7.16	1.08	1.08	3.36	232,103	109
8.12	13.20	1.09	1.09	3.60	201,289	217

7.08	6.80	0.83	0.83	5.00	61,658	263
6.98	(12.73)	0.82	0.83	4.09	64,879	181
8.37	3.21	0.81	0.81	3.15	74,934	81
8.41	7.41	0.83	0.83	3.61	61,183	109
8.14	13.46	0.84	0.84	3.80	48,229	217

7.05	7.07	0.58	0.58	5.27	25,659	263
6.95	(12.47)	0.57	0.58	4.33	24,622	181
8.33	3.47	0.56	0.56	3.39	30,538	81
8.37	7.70	0.58	0.58	3.85	22,722	109
8.10	13.79	0.59	0.59	4.13	16,505	217

7.04	7.17	0.50	0.50	5.36	423,928	263
6.95	(12.52)	0.50	0.50	4.42	384,818	181
8.33	3.53	0.49	0.49	3.46	407,728	81
8.37	7.91	0.50	0.50	3.92	280,839	109
8.09	13.73	0.52	0.52	4.16	186,784	217

See Notes to Financial Statements.	53

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1970 and incorporated under Maryland law on January 23, 1976.

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities, and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair

Notes to Financial Statements (continued)

valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Security Transactions—Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income—Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes—It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2020 through December 31, 2023.

Notes to Financial Statements (continued)

The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(e)	Expenses—Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class specific shareholder expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees related to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions—The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts—The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts—The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other

Notes to Financial Statements (continued)

agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Fund, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

Notes to Financial Statements (continued)

(j)	Inflation-Linked Derivatives—The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Contract Agreements (“CPI swap contracts”). A CPI swap contract is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments are netted. The swap contracts are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap contract is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swap contracts, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For the centrally cleared CPI swap contracts, there was minimal counterparty risk to the Fund, since such CPI swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(k)	Options—The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts. Net realized and net change in unrealized gains and losses on purchased options are included in Net realized and Net change in unrealized gains and losses on investments in the Fund’s Statement of Operations.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Notes to Financial Statements (continued)

(l)	Repurchase Agreements—The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	Mortgage Dollar Rolls—The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(n)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions—The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(o)	Reverse Repurchase Agreements—The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2023, the Fund did not enter into reverse repurchase agreements.

(p)	Floating Rate Loans—The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is

Notes to Financial Statements (continued)

typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2023, the Fund did not have any unfunded loan commitments.

(q)	Total Return Swap Contracts—The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(r)	Fair Value Measurements—Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions

Notes to Financial Statements (continued)

market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2023, the effective management fee was at an annualized rate of .42% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $305,038 of fund administration fees during the fiscal year ended December 31, 2023.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly.

Notes to Financial Statements (continued)

The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fees as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The Rule 12b-1 fee the Fund pays on Class C shares is a blended rate based on 1.00% of the Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of the Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of the Fund will bear 12b-1 fees at the same rate.
(2)	The Class F shares 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, during the fiscal year ended December 31, 2023:

Distributor Commissions	Dealers’ Concessions
$255,045	$2,585,563

Distributor received CDSCs of $53,457 and $34,734 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2023.

4.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Bond Debenture Fund	$–	$1,136,707,282	$–	$–	$1,136,707,282

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Bond Debenture Fund	$–	$1,108,627,486	$–	$–	$1,108,627,486

Notes to Financial Statements (continued)

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss)
Bond Debenture Fund	$–	$–	$–	$(3,206,409,072)	$(292,644,370)	$(15,789,658)	$(3,514,843,100)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Bond Debenture Fund	$(1,830,713,816)	$(1,375,695,256)	$(3,206,409,072)

As of December 31, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, amortization of premium, other financial instruments and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Debenture Fund	$23,400,857,178	$594,623,408	$(887,334,069)	$(292,710,661)

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Bond Debenture Fund	$228,755	$(228,755)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the fiscal year ended December 31, 2023 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$44,741,391,889	$16,950,246,874	$43,640,579,871	$16,904,973,375

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2023, the Fund engaged in cross-trades purchases of $60,265.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the fiscal year ended December 31, 2023 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash)

Notes to Financial Statements (continued)

for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury and equity futures contracts during the fiscal year ended December 31, 2023 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swap contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap contract, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap contract’s notional amount is recorded as realized gain or loss on swap contracts in the Statements of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swap contracts, there is minimal counterparty credit risk to the Fund since these credit default swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swap contracts, the clearinghouse guarantees credit default swap contracts against default.

The Fund entered into CPI swap contracts during the fiscal year ended December 31, 2023 (as described in Note 2(j)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swap involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is unrealized appreciation on CPI swap contracts. For the centrally cleared CPI swap contracts, there is minimal counterparty credit risk to the Fund since these CPI swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared swap contracts, the clearinghouse guarantees CPI swap contracts against default.

The Fund entered into options on equities during the fiscal year ended December 31, 2023 (as described in Note 2(k)) to obtain exposure to an issuer (the Reference Entity). The Fund’s use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the notional value of the contract.

Notes to Financial Statements (continued)

As of December 31, 2023, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(1)	–	–	$334,767
Forward Foreign Currency Exchange Contracts(2)	–	$96,013	–
Futures Contracts(3)	$12,802,690	–	–
Liability Derivatives
Centrally Cleared CPI Swap Contracts(1)	–	–	$13,643,677
Forward Foreign Currency Exchange Contracts(4)	–	$4,676,151	–
Futures Contracts(3)	$78,855,109	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(4)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative investments during the fiscal year ended December 31, 2023 were as follows:

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	–	$(2,567,985)	–	–
Credit Default Swaps Contracts(1)	–	–	–	$(36,711)
Forward Foreign Currency Exchange Contracts(2)	–	–	$(11,472,984)	–
Futures Contracts(3)	$(49,999,818)	$(124,551,363)	–	–
Purchased Options(4)	$(1,249,958)	–	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(5)	–	$(5,507,136)	–	–
Credit Default Swap Contracts(5)	–	–	–	$(6,025,593)
Forward Foreign Currency Exchange Contracts(6)	–	–	$3,635,364	–
Futures Contracts(7)	$(78,697,634)	–	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(8)	–	$428,599,538	–	–
Credit Default Swap Contracts(8)	–	–	–	$120,903,144
Forward Foreign Currency Exchange Contracts(8)	–	–	$448,260,044	–
Futures Contracts(9)	286	37,681	–	–
Purchased Options(8)	$133,654	–	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2023.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.

Notes to Financial Statements (continued)

(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net realized gain (loss) on investments.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(7)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Amount represents notional amounts in U.S. dollars.
(9)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$96,013	$–	$96,013
Repurchase Agreements	89,289,724	–	89,289,724
Total	$89,385,737	$–	$89,385,737

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$96,013	$(96,013)	$–	$–	$–
Fixed Income Clearing Corp.	89,289,724	–	–	(89,289,724)	–
Total	$89,385,737	$(96,013)	$–	$(89,289,724)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$4,676,151	$–	$4,676,151
Total	$4,676,151	$–	$4,676,151

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilitties	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$697,632	$–	$(610,000)	$–	$87,632
Morgan Stanley	1,420,618	(96,013)	(1,324,605)	–	–
State Street Bank and Trust	2,557,901	–	(2,557,901)	–	–
Total	$4,676,151	$(96,013)	$(4,492,506)	$–	$87,632

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2023.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2023.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees in the Statement of Operations and in Directors’ fees payable in the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses. The arrangement with the Fund’s prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended August 2, 2023, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

The Fund utilized the Bilateral Facility multiple dates from January 18, 2023 through February 14, 2023 with an average borrowing amount of $29,250,000. The average interest rate during the period was 5.77% and the total interest paid amounted to $52,375. The Fund utilized the Syndicated Facility multiple dates from February 16, 2023 through October 25, 2023 with an average borrowing amount of $61,714,286. The average interest rate during the period was 5.83% and total interest paid amounted to $66,521.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2023, the Fund participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, interest rate and interest expense were as follows:

Average Amount Borrowed	Average Interest Rate	Interest Expense*
$31,768,210	4.55%	$63,400

*	Statement of Operations location: Interest paid from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	REDEMPTION IN KIND

During the year ended December 31, 2023, a shareholder of the Fund redeemed its Fund shares in exchange for portfolio securities “redemption in kind.” As a result of the redemption in-kind, the Fund realized a net gain of $74,279.

14.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement

Notes to Financial Statements (continued)

with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income in the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2023, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$9,038,148	$9,438,324

(1)	Statement of Assets and Liabilities location: Collateral due to broker for securities lending.

15.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to

Notes to Financial Statements (continued)

do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund

Notes to Financial Statements (continued)

invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	88,668,343	$617,671,332	112,273,459	$835,445,794
Reinvestment of distributions	33,921,856	235,296,394	32,561,070	238,963,556
Shares reacquired	(175,181,430)	(1,213,804,594)	(230,736,320)	(1,709,281,439)
Decrease	(52,591,231)	$(360,836,868)	(85,901,791)	$(634,872,089)

Class C Shares
Shares sold	13,162,206	$91,803,611	14,547,706	$108,731,793
Reinvestment of distributions	4,589,450	31,920,856	4,823,284	35,533,707
Shares reacquired*	(38,798,577)	(269,218,570)	(51,532,400)	(381,857,274)
Decrease	(21,046,921)	$(145,494,103)	(32,161,410)	$(237,591,774)

Class F Shares
Shares sold	34,372,993	$241,843,516	248,809,736	$1,924,166,616
Reinvestment of distributions	7,600,256	52,909,410	28,717,547	214,590,580
Shares reacquired	(283,990,803)	(1,990,647,402)	(1,340,625,715)	(10,139,949,853)
Decrease	(242,017,554)	$(1,695,894,476)	(1,063,098,432)	$(8,001,192,657)

Notes to Financial Statements (concluded)

	Year Ended December 31, 2023		Year Ended December 31, 2022
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	175,321,611	$1,211,699,022	193,673,629	$1,451,330,618
Reinvestment of distributions	38,212,736	263,714,647	32,093,814	234,056,963
Shares reacquired	(169,979,686)	(1,169,783,105)	(177,462,384)	(1,300,771,878)
Increase	43,554,661	$305,630,564	48,305,059	$384,615,703

Class I Shares
Shares sold	730,483,655	$5,077,362,432	1,310,585,022	$9,719,443,588
Reinvestment of distributions	61,550,130	424,262,763	35,427,500	255,189,794
Shares reacquired	(629,413,921)	(4,334,164,739)	(579,698,917)	(4,190,446,761)
Increase	162,619,864	$1,167,460,456	766,313,605	$5,784,186,621

Class P Shares
Shares sold	205,169	$1,458,425	104,479	$774,156
Reinvestment of distributions	58,033	411,884	56,172	422,125
Shares reacquired	(337,348)	(2,402,833)	(396,574)	(3,035,362)
Decrease	(74,146)	$(532,524)	(235,923)	$(1,839,081)

Class R2 Shares
Shares sold	86,555	$600,136	135,663	$1,002,069
Reinvestment of distributions	25,288	175,443	21,153	154,949
Shares reacquired	(98,757)	(683,184)	(160,999)	(1,210,149)
Increase (decrease)	13,086	$92,395	(4,183)	$(53,131)

Class R3 Shares
Shares sold	2,337,692	$16,223,241	2,589,959	$19,586,616
Reinvestment of distributions	1,372,307	9,502,921	1,289,838	9,448,649
Shares reacquired	(5,545,631)	(38,214,097)	(6,764,197)	(50,276,249)
Decrease	(1,835,632)	$(12,487,935)	(2,884,400)	$(21,240,984)

Class R4 Shares
Shares sold	2,105,965	$14,615,500	3,112,186	$23,363,759
Reinvestment of distributions	332,063	2,304,374	295,478	2,165,249
Shares reacquired	(3,021,614)	(20,931,905)	(3,064,900)	(22,849,391)
Increase (decrease)	(583,586)	$(4,012,031)	342,764	$2,679,617

Class R5 Shares
Shares sold	1,024,981	$7,081,721	582,194	$4,388,339
Reinvestment of distributions	192,419	1,328,719	166,682	1,217,124
Shares reacquired	(1,119,580)	(7,729,107)	(870,052)	(6,574,520)
Increase (decrease)	97,820	$681,333	(121,176)	$(969,057)

Class R6 Shares
Shares sold	17,668,140	$121,934,540	17,919,035	$134,763,645
Reinvestment of distributions	2,787,208	19,229,247	2,211,435	16,113,495
Shares reacquired	(15,667,760)	(107,800,502)	(13,674,897)	(101,453,224)
Increase	4,787,588	$33,363,285	6,455,573	$49,423,916

*	Includes automated conversion of Class C shares to Class A shares.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Bond-Debenture Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Bond-Debenture Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 26, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021-2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine - School of Law (2017- 2021); Professor of Law at University of California, Irvine (2014-2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006

Principal Occupation: Chair of Tullis Health Investors - FL LLC (since 2019, CEO from 2012-2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990-2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019-2023); Director of electroCore, Inc. (2018-2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).
Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017-2021).
Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019-2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014-2019).
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014-2022).
Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014 -2023).
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014-2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentage below reflects the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Bond Debenture Fund	100%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Bond-Debenture Fund, Inc.	LABD-2 (2/24)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2023 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey and Karla M. Rabusch. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2023 and 2022 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2023	2022
Audit Fees {a}	$82,000	$77,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	82,000	77,000

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -
Total Fees	$82,000	$77,000

{a}	Consists of fees for audits of the Registrant’s annual financial statements.

{b}	Fees for the fiscal year ended December 31, 2023 and 2022 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1)	Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2)	The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees {a}	$230,000	$270,000

{a}	Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees	$ - 0 -	$ - 0 -

(h)	The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT BOND-DEBENTURE FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 27, 2024

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 27, 2024